As filed with the Securities and Exchange Commission on March 22, 1996 Registration No. 33-14032

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

POST-EFFECTIVE AMENDMENT NO. 13 TO

FORM 485B24F

FOR REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2

PACIFIC SELECT SEPARATE ACCOUNT OF
PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Exact Name of Registrant)

PACIFIC MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California  92660
(Address of Depositor's Principal Executive Office)
______________________________________________________________________________
Sharon A. Cheever
Vice President and Investment Counsel of
Pacific Mutual Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California  92660
(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert Price & Rhoads
1500 K Street, N.W., Suite 500
Washington, D.C.  20005
______________________________________________________________________________
It is proposed that this filing will become effective on April 1, 1996 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: Interests in the Separate Account under flexible premium variable life insurance policies.

Filing fee:  None

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and will file its Rule 24f-2 Notice for the fiscal year ending December 31, 1996, on or before February 28, 1997.

Pacific Select Separate Account of Pacific Mutual
Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C
under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                    Form S-6
Item Number                                    Heading in Prospectus

1.(a) Name of trust                            Prospectus front cover

(b) Title of securities issued                 Prospectus front cover

2. Name and address of each depositor          Prospectus front cover

3. Name and address of trustee                 N/A

4. Name and address of each principal          Pacific Mutual Life
underwriter                                    Insurance Company

5. State of organization of trust              Pacific Select
                                               Separate Account

6. Execution and termination of trust          Pacific Select
agreement                                      Separate Account

7. Changes of name                             N/A

8. Fiscal year                                 Federal Income Tax
                                               Considerations

9. Litigation                                  N/A

II. General Description of the Trust
and Securities of the Trust

10.(a) Registered or bearer
securities                                     The Policy

(b) Cumulative or distributive
securities                                     The Policy

(c) Conversion, transfer, etc.                 Transfers, Surrenders,
                                               Withdrawals and
                                               Policy Loans;
                                               Surrender

(d) Periodic payment plan                      N/A

(e) Voting rights                              Voting on Fund Shares

(f) Notice to security holders                 Reports to Owners

(g) Consents required                          Disregard of Voting
                                               Instructions;
                                               Substitution of
                                               Investments

(h) Other provisions                           The Policy

11. Type of securities comprising
units                                          The Policy

12. Certain information regarding
periodic payment plan
certificates                                   N/A

13.(a) Load, fees, expenses, etc.              Charges and Deductions

(b) Certain information regarding
periodic payment plan
certificates                                   N/A

(c) Certain percentages                        Charges and Deductions

(d) Certain other fees, etc.                   Charges and Deductions

(e) Certain other profits or
benefits                                       The Policy

(f) Ratio of annual charges to
income                                         N/A

14. Issuance of trust's securities             The Policy

15. Receipt and handling of payments
from purchasers                                The Policy; Premiums

16. Acquisition and disposition of             Introduction; Pacific
underlying securities                          Select Separate
                                               Account; The Policy

17. Withdrawal or redemption                   Transfers, Surrenders,
                                               Withdrawals and
                                               Policy Loans;
                                               Surrender

18.(a) Receipt, custody and dis-
position of income                             The Policy

(b) Reinvestment of
distributions                                  N/A

(c) Reserves or special funds                  N/A

(d) Schedule of distributions                  N/A

19. Records, accounts and reports              Reports to Owners

20. Certain miscellaneous provisions
of trust agreement:

(a) Amendment                                  Other Information

(b) Termination                                N/A

(c) and (d) Trustees, removal and
successor                                      N/A

(e) and (f) Depositors, removal
and successor                                  N/A

21. Loans to security holders                  Policy Loans

22. Limitations on liability                   N/A

23. Bonding arrangements                       N/A

24. Other material provisions of
trust agreement                                N/A

III. Organizations, Personnel and
Affiliated Persons of Depositor

25. Organization of depositor                  Pacific Mutual Life
                                               Insurance Company

26. Fees received by depositor                 See Items 13(a) and
                                               13(e)

27. Business of depositor                      Pacific Mutual Life
                                               Insurance Company

28. Certain information as to officials
and affiliated persons of                      More about Pacific
depositor                                      Mutual

29. Voting securities of depositor             N/A

30. Persons controlling depositor              N/A

31. Payments by depositor for certain
services rendered to trust                     N/A

32. Payments by depositor for certain
other services rendered to
trust                                          N/A

33. Remuneration of employees of
depositor for certain services
rendered to trust                              Charges and Deductions

34. Remuneration of other persons
for certain services rendered
to trust                                       Charges and Deductions

IV. Distribution and Redemption of Securities

35. Distribution of trust's securities
by states                                      N/A

36. Suspension of sales of trust's
securities                                     N/A

37. Revocation of authority to
distribute                                     N/A

38.(a) Method of distribution                  Distribution of the
                                               Policy

(b) Underwriting agreements                    Distribution of the
                                               Policy

(c) Selling agreements                         Distribution of the
                                               Policy

39.(a) Organization of principal
underwriters                                   See Item 25

(b) N.A.S.D. membership of
principal underwriters                         See Item 25

40. Certain fees received by principal         See Items 13(a) and
underwriters                                   13(e)

41.(a) Business of each principal
underwriter                                    See Item 27

(b) Branch offices of each
principal underwriter                          N/A

(c) Salesmen of each principal
underwriter                                    N/A

42. Ownership of trust's securities
by certain persons                             N/A

43. Certain brokerage commissions
received by principal
underwriters                                   N/A

44.(a) Method of valuation                     Determination of
                                               Accumulated Value

(b) Schedule as to offering
price                                          Charges and Deductions

(c) Variation in offering price
to certain persons                             Charges and Deductions

45. Suspension of redemption rights            Surrender

46.(a) Redemption valuation                    See Items 10(c) and (d)

(b) Schedule as to redemption
price                                          Surrender

47. Maintenance of position in
underlying securities                          The Pacific Select Fund

V. Information Concerning the Trustee or Custodian

48. Organization and regulation of
trustee                                        N/A

49. Fees and expenses of trustees              N/A

50. Trustee's lien                             N/A

VI. Information Concerning Insurance of
Holders of Securities

51. Insurance of holders of trust's            Pacific Mutual Life
securities                                     Insurance Company;
                                               The Policy

52.(a) Provisions of trust agreement
with respect to selection or
elimination of under-                          Substitution of
lying securities                               Investments

(b) Transactions involving elimi-
nation of underlying                           Substitution of
securities                                     Investments

(c) Policy regarding substitution
or elimination of under-                       See Items 13(a) and
lying securities                               52(a)

(d) Fundamental policy not other-
wise covered                                   N/A

53. Tax status of trust                        Federal Income Tax
                                               Considerations

VIII. Financial and Statistical Information

54. Trust's securities during last
ten years                                      N/A

55. N/A

56. Certain information regarding peri-        Premiums; Additional
odic payment plan certificates                 Premiums Payments

57. N/A

58. N/A

59. Financial statements (Instruc-
tion 1(c) of "Instructions as                  Financial Statements
to the Prospectus" of Form                     of Pacific Select
S-6)                                           Separate Account

                                PROSPECTUS

                           [LOGO of PACIFIC SELECT]

                            Variable Universal Life

                                PROSPECTUSES FOR

                                 PACIFIC SELECT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                            DATED APRIL 1, 1996

                                --------------

                              PACIFIC SELECT FUND

                            DATED APRIL 1, 1996

[LOGO of PACIFIC SELECT]
                                                  PACIFIC SELECT

                                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                                      POLICY

                                      ISSUED BY PACIFIC MUTUAL LIFE INSURANCE
                                                      COMPANY
                                             700 NEWPORT CENTER DRIVE
                                          NEWPORT BEACH, CALIFORNIA 92660
                                                  1-800-800-7681

  This prospectus describes Pacific Select--a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual," "we," "us," or "our"). The Policy provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date so long as the Policy is not surrendered or in default beyond the Grace Period. The Policy also provides for a Net Cash Surrender Value if it is surrendered during the lifetime of the Insured. The Policy can be purchased for a minimum initial premium of $10,000. The Policy provides considerable flexibility to pay additional premiums, although it may under certain circumstances provide insurance protection through the Maturity Date for only the initial premium.

  Premium payments may be allocated at the Policy Owner's discretion to one or more of the Investment Options currently available. Each of the twelve Variable Investment Options ("Variable Account") is a subaccount of our separate account called the Pacific Select Separate Account (the "Separate Account"). Any portion of the premium payments allocated to the Variable Accounts is invested in one or more of the corresponding Portfolios of the Pacific Select Fund (the "Fund"), which are: the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, the International Portfolio, and the Emerging Markets Portfolio. A fixed option (the "Fixed Account") is also available to you. The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by Pacific Mutual.

  To the extent that all or a portion of the premium payments are allocated to the Separate Account, the Accumulated Value under the Policy will vary based upon the investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  The death benefit will be the Face Amount of insurance stated in the Policy or, under certain circumstances, a higher amount. Although the Accumulated Value allocated to the Variable Accounts will vary, the amount and duration of the death benefit may or may not vary with the investment performance of the Variable Accounts depending upon several factors. At the death of the Insured, Pacific Mutual will pay the Beneficiary the death benefit minus any Indebtedness under the Policy.

  The Policy is a type of life insurance policy classified as a modified endowment contract (other than certain Policies entered into before June 21, 1988). For information on the tax treatment of modified endowment contracts, see "Federal Income Tax Considerations," on page 23. A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 19), during which time premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

  It may not be advantageous to replace existing insurance with the Policy.

  This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 29.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCU-
     RACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
      CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND.

  BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE
REFERENCE.

                           DATE: APRIL 1, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
Important Terms............................................................   4
Summary of the Policy......................................................   6
  Purpose of the Policy....................................................   6
  Policy Values............................................................   6
  The Death Benefit........................................................   6
  Premium Features.........................................................   6
  Allocation Options.......................................................   7
  Free-Look Right..........................................................   7
  Surrender Right..........................................................   7
  Preferred and Partial Withdrawal Benefits................................   7
  Policy Loans.............................................................   7
  Charges and Deductions...................................................   7
  Tax Treatment of Increases in Accumulated Value..........................   9
  Tax Treatment of Death Benefit...........................................   9
  The Fixed Account........................................................   9
  Contacting Pacific Mutual................................................   9
Information About Pacific Mutual, the Separate Account
 and the Fund..............................................................  10
  Pacific Mutual Life Insurance Company....................................  10
  Pacific Select Separate Account..........................................  10
  The Pacific Select Fund..................................................  10
  The Investment Adviser...................................................  11
The Policy.................................................................  12
  Application for a Policy.................................................  12
  Premiums.................................................................  12
  Additional Premium Payments..............................................  12
  Allocation of Premiums...................................................  13
  Portfolio Rebalancing....................................................  13
  Dollar Cost Averaging Option.............................................  13
  Transfer of Accumulated Value............................................  14
  Death Benefit............................................................  14
  Changes in Face Amount...................................................  15
  Policy Values............................................................  16
  Determination of Accumulated Value.......................................  16
  Policy Loans.............................................................  17
  Benefits at Maturity.....................................................  18
  Surrender................................................................  18
  Preferred and Partial Withdrawal Benefits................................  18
  Right to Examine a Policy--Free-Look Right...............................  19
  Lapse....................................................................  19
  Reinstatement............................................................  20
Charges and Deductions.....................................................  20
  Premium Load from the Initial Premium....................................  20
  Premium Load from Additional Premiums....................................  21
  Variations in Premium Load...............................................  21
  Deductions from Accumulated Value........................................  21
  Deductions from the Variable Accounts....................................  22
  Other Charges............................................................  22
  Guarantee of Certain Charges.............................................  23
Other Information..........................................................  23
  Federal Income Tax Considerations........................................  23
  Charge for Pacific Mutual Income Taxes...................................  26
  Voting of Fund Shares....................................................  26
  Disregard of Voting Instructions.........................................  26
  Confirmation Statements and Other Reports to Owners......................  27
  Substitution of Investments..............................................  27
  Changes to Comply with Law...............................................  27
Performance Information....................................................  28

                                                                             PAGE
The Fixed Account...........................................................  29
  General Description.......................................................  29
  Death Benefit.............................................................  29
  Policy Charges............................................................  29
  Transfers, Surrenders, Withdrawals, and Policy Loans......................  29
More About the Policy.......................................................  30
  Ownership.................................................................  30
  Beneficiary...............................................................  30
  Exchange of Insured.......................................................  30
  The Contract..............................................................  31
  Payments..................................................................  31
  Assignment................................................................  31
  Errors on the Application.................................................  31
  Incontestability..........................................................  32
  Payment in Case of Suicide................................................  32
  Participating.............................................................  32
  Policy Illustrations......................................................  32
  Payment Plan..............................................................  32
  Distribution of the Policy................................................  32
More About Pacific Mutual...................................................  33
  Management................................................................  33
  State Regulation..........................................................  35
  Telephone Transfer and Loan Privileges....................................  35
  Legal Proceedings.........................................................  36
  Legal Matters.............................................................  36
  Registration Statement....................................................  36
  Independent Accountants...................................................  36
  Financial Statements......................................................  36
Appendix....................................................................  59
Illustrations...............................................................  60

                               ----------------

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Options for the Policy as well as any amount set aside in the Loan Account to secure Policy Indebtedness as of any Valuation Date.

Age--The Insured's age as of his or her nearest birthday as of the Policy Date, increased by the number of complete policy years elapsed. With respect to any increases in Face Amount, riders, or other policy benefits which have an effective date not falling on a Policy Anniversary, Age means age nearest birthday as of the effective date increased by the number of complete years elapsed since the effective date.

Beneficiary--The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

Cash Surrender Value--The Accumulated Value less any applicable unrecovered deferred load.

Face Amount--The minimum death benefit for so long as the Policy remains in force. The Face Amount may be increased or decreased under certain circumstances.

Fixed Account--An account that is part of our General Account to which all or a portion of premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared periodically by us.

General Account--All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.

Guideline Single Premium or Guideline Level Premiums--The maximum amount of premium or premiums that can be paid to qualify a Policy as life insurance for tax purposes as specified in Section 7702 of the Internal Revenue Code.

Home Office--The Policy Benefits and Services Department at Pacific Mutual's main office at 700 Newport Center Drive, Newport Beach, California 92660.

Indebtedness--The unpaid loan balance including accrued loan interest.

Insured--The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

Investment Option--A Variable Account or the Fixed Account.

Loan Account--An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for policy loans.

Maturity Date--The Policy Anniversary on which the Insured is Age 95.

Monthly Payment Date--The day each month on which certain deductions and charges are assessed against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

Net Cash Surrender Value--The Cash Surrender Value less Policy Indebtedness.

Policy Owner, Owner, you, or your--The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Policy Date--The date used to determine the Monthly Payment Date, Policy Years, and Policy Monthly, Quarterly, Semi-Annual, and Annual Anniversaries. It is usually the date the initial premium is received at our Home Office. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Premium Load--A charge assessed in connection with each premium payment consisting of a sales load, an administrative load, and a state and local premium tax charge. The Premium Load assessed against the first premium is deferred and deducted monthly starting on the first and continuing to the eleventh Policy Anniversary.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving, and Christmas. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of those holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Day, such transaction or event will be deemed to occur on the next following Valuation Day unless otherwise specified.

Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of Pacific Mutual or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and its other separate accounts. The Pacific Select Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High-Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Index Variable Account, International Variable Account, and Emerging Markets Variable Account are all subaccounts of the Pacific Select Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 29 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers you insurance protection on the life of the Insured through the Maturity Date so long as your Policy is not surrendered or in default beyond the Grace Period. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Face Amount, accumulation of cash values, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy's Accumulated Value and, under certain circumstances, its death benefit to grow based on investment results.

POLICY VALUES

  You may allocate premium payments among the various Variable Accounts that comprise the Separate Account and which invest in corresponding Portfolios of the Pacific Select Fund (and to the Fixed Account).

  Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase. You bear the investment risk on that portion of the Accumulated Value allocated to the Variable Accounts.

  Your Policy will remain in force unless Indebtedness equals or exceeds Cash Surrender Value or unless Cash Surrender Value less Indebtedness is insufficient to pay certain charges deducted on each Monthly Payment Date, and a Grace Period expires without sufficient additional premium payments or loan repayments by you.

THE DEATH BENEFIT

  Upon the death of the Insured, we will pay to the named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any Policy Indebtedness. The death benefit will be the greater of the Face Amount under your Policy or the Accumulated Value multiplied by a specified percentage (see "Death Benefit," page 14).

PREMIUM FEATURES

  The Policy can be purchased for a minimum initial premium payment of the greater of $10,000 or 50% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for any given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. As a flexible premium Policy, the Policy provides considerable flexibility to pay additional premiums at your discretion, so you have some flexibility to vary premium payments to reflect changing financial conditions. Your Policy may provide insurance protection through the Maturity Date for only the initial premium, or alternatively, additional premium payments may be required to keep your Policy in force, depending upon the Face Amount you choose, the investment performance of the Variable Accounts selected, and other factors.

  The Policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of 4.0% are imposed.

ALLOCATION OPTIONS

  The Variable Accounts invest in portfolios of a mutual fund, which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. The Variable Accounts invest exclusively in shares of corresponding Portfolios of the Pacific Select Fund (the "Fund"), which are: the Money Market Portfolio, the High Yield Bond Portfolio, the Managed Bond Portfolio, the Government Securities Portfolio, the Growth Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Index Portfolio, the International Portfolio, and the Emerging Markets Portfolio (see "The Pacific Select Fund," page 10).

  You may choose to allocate premium payments to any of the twelve Variable Accounts and the Fixed Account. You may transfer Accumulated Value among the Variable Accounts, and, subject to certain limitations, between the Variable Accounts and the Fixed Account. Transfer may be made by telephone if an Authorization for Telephone Requests has been signed and filed at our Home Office. (See "Transfer of Accumulated Value," page 14.)

FREE-LOOK RIGHT

  You may obtain a full refund of the premium paid if your Policy is returned within 10 days after you receive it (30 days if you reside in California and are age 60 or older) or 45 days after the application for your Policy is completed, whichever is later. In Pennsylvania, you may obtain a full refund of the premium paid only if your Policy is returned within 10 days after you receive it. During the Free-Look Period, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund. See "Allocation of Premiums," page 13.

SURRENDER RIGHT

  You can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less unrecovered deferred load and less any outstanding Policy Indebtedness.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  Two partial surrender benefits are available under the Policy. The first, the Preferred Withdrawal Benefit, permits one withdrawal per year of up to 10% of the sum of your premium payments without a surrender charge and without reducing the death benefit under your Policy. However, a preferred withdrawal may increase the Face Amount. This benefit is available on the first Policy Anniversary until the 15th Policy Anniversary. On the 15th Policy Anniversary and thereafter, the second surrender benefit, the Partial Withdrawal Benefit, is available, which permits you to make Partial Withdrawals of Net Cash Surrender Value within certain limits.

POLICY LOANS

  You may borrow from us up to 90% of your Cash Surrender Value, less any Policy Indebtedness. The minimum loan that can be taken at any time is $1,000; if you reside in Indiana the minimum is $500. The Policy will be the only security required for the loan. See "Policy Loans," page 17. The amount of any Policy Indebtedness will be subtracted from Death Benefit or your Cash Surrender Value, if your Policy matures or is surrendered.

  A Policy loan is treated as a distribution from a Policy that is a modified endowment contract and therefore may result in taxable income. See "Federal Income Tax Considerations," page 23.

CHARGES AND DEDUCTIONS

 Premium Load from the Initial Premium

  We do not make any deductions from the initial premium payment before allocating it to your Accumulated Value.

  A Premium Load that consists of certain charges is assessed in connection with each premium payment. The Premium Load assessed in connection with the initial premium, referred to as "deferred load," is deferred and deducted from Accumulated Value in equal monthly deductions starting on the first Policy Anniversary to the eleventh. Deferred load is not deducted during the first Policy Year unless you surrender your Policy, in which case the deferred load will be deducted in full. The Premium Load consists of the following items:

  --A sales load equal to 4.15% of the premium;

  --A charge to pay applicable state and local premium taxes equal to 2.35%;
    and

  --An administrative load, the amount of which varies with the size of the premium payment as follows: 3.0% of the premium if it is less than $50,000, 1.50% of the premium if it is at least $50,000 but less than $100,000, and 0.50% of the premium if it is $100,000 and over.

  Deferring Premium Load on the initial premium payment as opposed to charging it at the Policy Date has the effect of transferring to you the investment experience on the portion of the Premium Load that remains in the Accumulated Value. If you surrender your Policy, the unrecovered deferred load will be deducted from the Accumulated Value.

 Premium Load from Additional Premiums

  Additional premium payments after the initial premium payment are subject to Premium Load to the same extent as described above under "Premium Load from the Initial Premium." The Premium Load on an additional premium will be assessed upon acceptance of the additional premium and will not be deferred.

 Deductions from Accumulated Value

  --Cost of Insurance Charge: A cost of insurance charge is deducted on each Monthly Payment Date to compensate us for the cost of providing life insurance coverage for the Insured;

  --Administrative Charge: We charge an administrative charge equal to $5 on each Monthly Payment Date. This charge is waived on Policies with initial premium payments of $20,000 or more; and

  --Face Amount Increase Charge: If you request an increase in Face Amount that is accepted by us, a charge of $100 will be deducted on the effective date of the increase to cover processing costs.

 Deductions from the Variable Accounts

  --Mortality and Expense Risk Charge: We make a daily charge against the Variable Accounts to compensate us for mortality and expense risks assumed. This charge is equal to an annual rate of 0.70% of the average daily net assets.

  The operating expenses of the Separate Account are paid by us. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 20.

  We sometimes use the simplified method of underwriting, which involves no medical or paramedical examination of the Insured. Because this method presents additional mortality risks for us in determining rates for the cost of insurance, we have assumed less favorable mortality experience than that provided in the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table B, and have established guaranteed rates that are 137.5% of the 1980 CSO Mortality Table B. If the guaranteed rates are in effect, Insureds in a standard underwriting classification will pay a higher cost of insurance than if they had been medically underwritten in an otherwise identical policy, which may be viewed as charging substandard rates for Insureds in a standard underwriting classification. However, we currently use cost of insurance rates that are lower (i.e., less expensive) than the guaranteed rates. These current rates are less than or equal to 100% of the 1980 CSO Mortality Table B at all ages (except for smokers of certain ages on Policies entered into before October 21, 1988).

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  The Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally, you will not be deemed to be in constructive receipt of the Accumulated Value unless and until actual surrender of a Policy or upon making a Preferred or Partial Withdrawal or a Policy Loan. Any such distribution may give rise to taxable income to you and may, under certain circumstances, subject you to an additional income tax of 10% of the amount includable in taxable income. For more information on the tax treatment of the Policy and the tax treatment of distributions see "Federal Income Tax Considerations," page 23.

TAX TREATMENT OF DEATH BENEFIT

  The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code (see "Federal Income Tax Considerations," page 23).

THE FIXED ACCOUNT

  You may allocate all or a portion of premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in our General Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, we may in our sole discretion pay interest in excess of the guaranteed amount at a rate that will be effected thereafter on each Policy Anniversary and guaranteed until the next Policy Anniversary (see "The Fixed Account," page 29).

CONTACTING PACIFIC MUTUAL

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to Pacific Mutual, Policy Benefits and Services Department, at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.

  The effective date of certain notices or of instructions is determined by the date and time on which Pacific Mutual "receives" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective as of the end of Valuation Day that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or Pacific Mutual if you have questions regarding the required form of a request.

     INFORMATION ABOUT PACIFIC MUTUAL, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual is a mutual life insurance company organized under the laws of the State of California. We were authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and were reincorporated under our present name on July 22, 1936.

  We offer a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. We are admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1995, we had $44.2 billion of life insurance in force and total assets of $17.6 billion. Together with our subsidiaries and affiliated enterprises, we had total assets and funds under management of over $116.6 billion. We have been ranked according to assets as the 24th largest life insurance carrier in the nation for 1994.

  The Principal Underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD") (formerly known as Pacific Equities Network). PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of Pacific Mutual.

PACIFIC SELECT SEPARATE ACCOUNT

  The Pacific Select Separate Account is one of our separate investment accounts used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the assets of our General Account and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account assets which exceed anticipated obligations of the Account. All obligations arising under the Policy are general corporate obligations of Pacific Mutual. We may accumulate in the Account proceeds from recovered deferred charges and other charges and investment results applicable to those assets.

  The Separate Account was established under California law by a resolution of our Board of Directors adopted on November 20, 1986. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of designated Portfolios of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. The Fund currently offers twelve separate Portfolios to the Separate Account. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered only for purchase by our Separate Accounts to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by us and to a separate account of Pacific Corinthian Life Insurance Company, a subsidiary of Pacific Mutual, to serve as an investment medium for variable annuity contracts administered by Pacific Corinthian. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The chart below summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                              PRIMARY INVESTMENTS
   PORTFOLIO            OBJECTIVE         (UNDER NORMAL CIRCUMSTANCES)   PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------
 Money Market    Current income           Highest quality money        Pacific Mutual
                 consistent with          market instruments
                 preservation of capital
--------------------------------------------------------------------------------------------
 High-Yield      High level of current    Intermediate and long-       Pacific Mutual
  Bond           income                   term, high-yielding, lower
                                          and medium quality (high
                                          risk) fixed-income
                                          securities
--------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return    Investment grade             Pacific Investment
                 consistent with prudent  marketable debt              Management Company
                 investment management    securities. Will normally
                                          maintain an average
                                          portfolio duration of 3-7
                                          years
--------------------------------------------------------------------------------------------
 Government      Maximize total return    U.S. Government securities   Pacific Investment
  Securities     consistent with prudent  including futures and        Management Company
                 investment management    options thereon and high-
                                          grade corporate debt
                                          securities. Will normally
                                          maintain an average
                                          portfolio duration of 3-7
                                          years
--------------------------------------------------------------------------------------------
 Growth          Growth of capital        Common stock                 Capital Guardian
                                                                       Trust Company
--------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation     Stocks of small- and         Columbus Circle
  Equity                                  medium-sized companies       Investors
--------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of      Common stock                 Janus Capital
                 capital consistent with                               Corporation
                 the preservation of
                 capital
--------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of      Dividend paying common       J.P. Morgan
                 capital and income       stock                        Investment Management
                                                                       Inc.
--------------------------------------------------------------------------------------------
 Multi-Strat-    High total return        Equity and fixed income      J.P. Morgan
  egy                                     securities                   Investment Management
                                                                       Inc.
--------------------------------------------------------------------------------------------
 Equity Index    Provide investment       Stocks included in the S&P   Bankers Trust Company
                 results that correspond  500
                 to the total return
                 performance of common
                 stocks publicly traded
                 in the U.S.
--------------------------------------------------------------------------------------------
 International   Long-term capital        Equity securities of         Templeton Investment
                 appreciation             corporations domiciled       Counsel, Inc.
                                          outside the United States
--------------------------------------------------------------------------------------------
 Emerging Mar-   Long-term growth of      Common stocks of companies   Blairlogie Capital
  kets           capital                  domiciled in emerging        Management
                                          market countries
--------------------------------------------------------------------------------------------


THE INVESTMENT ADVISER

  Pacific Mutual, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For ten of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by your Policy are funded through your Accumulated Value in the Pacific Select Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policy.

APPLICATION FOR A POLICY

  Any person wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of an Insured for ages up to and including age 80 with evidence of insurability satisfactory to us. The Insured's age is calculated as of the Insured's nearest birthday. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  After your Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. Your Policy Date is usually the date the initial premium is received at our Home Office. Your Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month.

  Insureds are assigned to underwriting classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, we will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The minimum initial premium to purchase the Policy is $10,000. You may choose a minimum initial premium payment that constitutes at least 50% and up to 100% of the Guideline Single Premium for the initial Face Amount. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. We may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements. The maximum initial premium that will be routinely accepted is $1,000,000. Larger premiums may be accepted on a case-by-case basis subject to prior approval.

ADDITIONAL PREMIUM PAYMENTS

  The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay additional premiums at your discretion. Depending upon the Face Amount you choose and the investment performance of the Variable Accounts among other factors, your Policy may provide insurance protection through the Maturity Date for only the initial premium, or alternatively, additional premium payments may be required to keep your Policy in force.

  The minimum additional premium payment amount is $5,000, except smaller amounts may be paid during the Grace Period. We may require evidence of insurability for any payment that would result in an immediate increase in the difference between the death benefit and Accumulated Value. Any portion of a premium payment will be returned to you if it would exceed the limitations based on the Guideline Single Premium or Guideline Level Premiums. A premium or a portion thereof may also be returned to you if it would result in an immediate increase in the difference between the death benefit and the Accumulated Value and we have not received satisfactory evidence of insurability.

  Additional payments will first be treated as repayments of Policy Indebtedness unless you request otherwise. Any portion of a payment that exceeds the amount of Indebtedness will be applied as an additional premium payment. For Policies entered into before June 21, 1988, making an additional premium payment may result in the Policy becoming a modified endowment contract. For more information, see "Federal Income Tax Considerations," page 23.

ALLOCATION OF PREMIUMS

  In the application for your Policy, you select the Investment Options to which premium payments will be allocated after the Free-Look Period. During the Free-Look Period, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). Your Accumulated Value will be automatically allocated according to your instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Currently, twelve Variable Accounts and the Fixed Account are available to you.

  Additional premium payments less the premium load will be allocated among the Variable Accounts and the Fixed Account according to your most recent instructions. You may change the allocation of payments by submitting a proper written request to our Home Office, or by telephone if an Authorization for Telephone Requests for changes in premium allocation instruction has been completed, signed and filed at our Home Office.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. On the form, you must designate the specific dollar amounts or percentage to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000; the Dollar Cost Averaging Request form will not be considered complete until this requirement is met. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form, and subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option by written request to our Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless you instruct otherwise or until your Policy enters the Grace Period. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging Request must be completed and sent to our Home Office. The Variable Account from which transfers are to be made must meet the $5,000 minimum amount of the Accumulated Value. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts after the Free-Look Period upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed, Authorization for Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to modify, suspend and/or discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account, however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut, and Pennsylvania may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account" on page 29.

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance for the initial premium payment based on the instructions provided in your application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon the death of the Insured, we will pay to your named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by adjustments for any outstanding Policy Indebtedness. The death benefit will be the greater of the Face Amount under your Policy or Accumulated Value multiplied by a specified percentage. The specified percentages vary according to the Age of the Insured, and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to your Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                   EXAMPLES

                                                             POLICY A  POLICY B
                                                             --------  --------
      Face Amount........................................... $100,000  $100,000
      Insured's Age.........................................       40        40
      Accumulated Value on Date of Death.................... $ 46,500  $ 34,000
      Specified Percentage..................................      250%      250%

--------
In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Indebtedness, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  The death benefit will be reduced by the amount of any outstanding Indebtedness (and, if in the Grace Period, any overdue charges). All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies.

  Death benefit proceeds may be paid to your Beneficiary in a lump sum or under the payment plan offered by us under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

CHANGES IN FACE AMOUNT

  After the first Policy Year, you may request an increase or decrease in the Face Amount under your Policy subject to our approval. Increasing or decreasing the Face Amount could increase or decrease the death benefit under your Policy, and the amount of change in the death benefit will depend, among other things, upon whether, and the degree to which, the death benefit under your Policy exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of the death benefit while your Policy is in force and the subsequent level of Policy values. A change in the Face Amount may affect the net amount at risk under your Policy, which may affect your cost of insurance charge. For these purposes, the net amount at risk is equal to the death benefit less your Accumulated Value.

  Any request for an increase or decrease must be in writing and received at our Home Office. It will become effective on the Monthly Payment Date on or next following our acceptance of the request. You may make only one request for a change per Policy Year. If you are not the Insured, we will also require the consent of the Insured before accepting a request. For Policies entered into before June 21, 1988, changing the Face Amount may result in the Policy becoming a modified endowment contract. For more information see "Federal Income Tax Considerations," on page 23.

 Increases

  A written application must be submitted to us for an increase in Face Amount. Additional evidence of insurability satisfactory to Pacific Mutual will also be required. An increase in Face Amount will not be given for amounts less than $10,000. An increase need not be accompanied by an additional premium. A charge of $100 will be deducted from the Accumulated Value on the effective date of the increase in Face Amount to cover the costs of processing the request. This fee will be deducted from the Investment Options in the proportion that each bears to your Accumulated Value less Indebtedness.

 Decreases

  A written application must be submitted to us for a decrease in Face Amount. Any decrease in Face Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Face Amount. If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify your Policy as a life insurance contract, we will pay you the amount of such excess above the premium limitations.

  We reserve the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of your Policy or likely result in its termination before its Maturity Date, or (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under your Policy.

POLICY VALUES

 Accumulated Value

  Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account to secure any Policy Indebtedness.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account (see "Determination of Accumulated Value," described below) and to collect any applicable charges.

 Cash Surrender Value

  Your Cash Surrender Value of your Policy equals your Accumulated Value less any unrecovered deferred load. Thus, your Accumulated Value will exceed your Policy's Cash Surrender Value by the amount of unrecovered deferred load. Once all deferred load has been recovered, your Accumulated Value will equal your Cash Surrender Value. Your Policy's Cash Surrender Value increases or decreases daily to reflect the investment experience of the selected Variable Accounts. No minimum amount of Cash Surrender Value is guaranteed. You bear the risk for the investment experience of such amounts.

 Net Cash Surrender Value

  Your Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Indebtedness. You can surrender your Policy at any time while the Insured is living and receive your Net Cash Surrender Value (see "Surrender," page 18).

DETERMINATION OF ACCUMULATED VALUE

  Although your Policy's death benefit can never be less than the Face Amount for as long as your Policy is in force, the Policy's Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Indebtedness, any Preferred or Partial Withdrawals, and the charges assessed in connection with your Policy. There is no guaranteed minimum Accumulated Value and you bear the entire investment risk relating to the investment performance of the Variable Accounts.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Since your Accumulated Value during the first 11 Policy Years will exceed your Cash Surrender Value by the amount of unrecovered deferred load, the effect of the addition of the deferred load to your Accumulated Value during this period provides a larger amount for allocation to the Variable Accounts than if the amount of the deferred load had been taken from premiums when paid. This has the effect of transferring to you the investment experience on the portion of deferred load that remains in Accumulated Value. However, the full amount of the deferred load for the initial payment will be deducted from your Accumulated Value over a 10-year period according to the terms described in this prospectus.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, surrender, Preferred or Partial Withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) the charge assessed on each Valuation Period for assumption of mortality and expense risks as well as any charges that may be assessed by us for income taxes attributable to the operation of the Variable Account.

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if an Authorization for Telephone Requests has been completed, signed and filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $1,000, except that the minimum for Owners residing in Indiana is $500. The maximum amount that can be borrowed at any time is 90% of the Policy's Cash Surrender Value, less any Policy Indebtedness.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Indebtedness.

  The interest rate on loans is 4.75% a year. We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.0%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

  Unless you request otherwise, any loan repayment will be transferred into the Investment Options in accordance with your current premium allocation instructions. In addition, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your current premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Indebtedness will be deducted from the amount of death proceeds paid upon the death of the Insured, the Cash Surrender Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Indebtedness equals or exceeds your Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions and charges. Additional payments or repayment of a portion of Indebtedness may be required to keep the Policy in force (see "Lapse," page
19).

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to you. For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 23.

BENEFITS AT MATURITY

  If the Insured is living on your Policy Anniversary nearest the Insured's Age 95, we will pay to you your Accumulated Value, reduced by any Policy Indebtedness. Payment ordinarily will be made within seven days of your Policy Anniversary, although payments may be postponed in certain circumstances (see "Payments," page 31).

SURRENDER

  You may fully surrender your Policy at any time during the life of the Insured. The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less unrecovered deferred load and less any outstanding Policy Indebtedness.

PREFERRED AND PARTIAL WITHDRAWAL BENEFITS

  We offer two partial surrender benefits by which you can obtain a portion of your Net Cash Surrender Value: the Preferred Withdrawal Benefit and the Partial Withdrawal Benefit. The Preferred Withdrawal Benefit is available on your first Policy Anniversary until your 15th Policy Anniversary. Under this Benefit, you may make one "Preferred Withdrawal" per year of up to 10% of the amount of your initial premium payment and any additional payments received and accepted prior to the withdrawal. Preferred Withdrawals do not result in the assessment of any charge and do not reduce the death benefit under the Policy. No withdrawals other than Preferred Withdrawals may be made until your 15th Policy Anniversary.

  The Partial Withdrawal Benefit is available on your 15th Policy Anniversary and thereafter. Under this Benefit, you may make "Partial Withdrawals" of your Net Cash Surrender Value. The limit of one withdrawal per year and the limit on the amount that can be withdrawn of 10% of premiums paid do not apply to Partial Withdrawals.

  Both Preferred Withdrawals and Partial Withdrawals must be for at least $1000. The amount of any withdrawal, Preferred or Partial, may not exceed your Cash Surrender Value. In addition, the amount that can be withdrawn is limited so that after the withdrawal, (1) your Accumulated Value is at least $5000 and
(2) any Policy Indebtedness is no greater than 90% of your new Cash Surrender Value. If you do not exercise the Preferred Withdrawal Benefit during one of your first 15 Policy Years, the amount that you could have withdrawn does not carry over to the following year.

  You may make a Preferred or Partial Withdrawal by submitting a proper written request to us. As of the effective date of any withdrawal, your Accumulated Value and Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  No surrender charge or withdrawal fee will be charged for a Preferred Withdrawal. However, the amount of the deferred load determined at the time of your initial premium payment remains the same. No surrender or withdrawal fee will be charged for a Partial Withdrawal.

  A Preferred Withdrawal will not affect your Policy's death benefit. If the death benefit is greater than the Face Amount at the time of the Preferred Withdrawal, the Face Amount will be increased to the level of the death benefit as of the Valuation Date immediately preceding the Preferred Withdrawal. This adjustment is necessary to ensure the death benefit will not decrease as a result of the Preferred Withdrawal (see "Death Benefit," page
14).

  When a Partial Withdrawal is made, the Face Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal may cause the death benefit under your Policy to decrease by an amount other than the amount of the Partial Withdrawal to the extent the death benefit is based upon the Accumulated Value times the specified percentage applicable to the Insured (see "Death Benefit," page 14).

  A Preferred or Partial Withdrawal is treated as a distribution from the Policy that may give rise to taxable income to you. For information on the tax treatment of Preferred and Partial Withdrawals, see "Federal Income Tax Considerations," page 23.

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (30 days if you are a resident of California and age 60 or older), or within 45 days after you complete the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Indebtedness will be deducted from the amount refunded. During the Free-Look Period, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums," page 13.

LAPSE

  Your Policy will lapse only when your Net Cash Surrender Value is insufficient to cover deductions and your charges on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. If your Net Cash Surrender Value is insufficient to cover deductions and charges on a Monthly Payment Date, you must pay during the Grace Period an amount equal to the amount by which your Net Cash Surrender Value is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination. We will not accept such payment if it would cause your total premium payment to exceed the maximum permissible premium under the Internal Revenue Code. This will probably not be a problem unless you have outstanding Policy Indebtedness, in which case you could repay a sufficient portion of the Indebtedness to avoid termination.

  To avoid recurrence of the potential lapse, you may wish to repay a portion of any Indebtedness. If premium payments have not exceeded the maximum permissible premium, you may wish to make a larger payment.

  If your Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, we will deduct the amount available to pay for any portion of the monthly deductions and charges due. The amount available is equal to the amount by which your Accumulated Value exceeds your Cash Surrender Value. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. We will notify you (and any assignee of record) of the payment required to keep the Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under your Policy, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deductions and charges due will be charged to the Investment Options on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Indebtedness.

REINSTATEMENT

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within five years after the end of the Grace Period but before the Maturity Date provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Indebtedness on the date of lapse and no Policy Indebtedness will exist on the date of the reinstatement. If your Policy is reinstated on your Monthly Payment Date next following lapse, any Policy Indebtedness on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Indebtedness will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus Policy Indebtedness will be allocated among the Investment Options in accordance with your current premium allocation instructions.

                            CHARGES AND DEDUCTIONS

PREMIUM LOAD FROM THE INITIAL PREMIUM

  We do not make any deductions from the initial premium payment before allocating it to your Accumulated Value.

  A Premium Load that consists of certain charges is assessed in connection with each premium payment. The Premium Load assessed in connection with the initial premium, referred to as "deferred load," is deferred and deducted from Accumulated Value in monthly deductions starting on your first Policy Anniversary and continuing to your eleventh Policy Anniversary. Deferred load is not deducted during your first Policy Year unless you surrender the Policy, in which case the deferred load will be deducted in full. The Premium Load consists of the following items:

    Sales Load. A sales load equal to 4.15% of the premium is assessed to compensate us for sales and other expenses of distributing the Policies.

    The amount we derive from the sales load is not expected to be sufficient to cover the sales expenses in connection with a Policy. To the extent that all sales expenses are not recovered from the sales load, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

    Administrative Load. We assess an administrative load for administrative expenses, the amount of which varies with the size of your premium payment as follows: 3.0% of your premium if it is less than $50,000; 1.50% of your premium if it is at least $50,000 but less than $100,000; and .50% of your premium if it is $100,000 or greater.

    The administrative load is to cover administrative expenses in connection with the Policies including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. We do not expect to profit from this charge.

    State and Local Premium Tax Charge. A charge equal to 2.35% is assessed to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. The 2.35% rate approximates the average tax rate expected to be paid on premiums from all states. The Policy is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of 4.0% are imposed.

  As long as your Policy remains in force, the deferred load attributable to your initial premium payment is not collected until after the end of your first Policy Year (unless your Policy is surrendered in full during the first year). It is then deducted from your Accumulated Value in equal monthly installments during your second through the eleventh Policy Years. Any unrecovered portion of the deferred load is deducted from your Accumulated Value in the event of a full cash surrender, or lapse (see "Surrender," page 18 and "Lapse," page 19).

  The monthly deduction for deferred load is collected on Monthly Payment Dates. The amount of this monthly charge is calculated by taking the total amount of the deferred load and dividing it by 120. Each time this expense charge is collected, the unrecovered deferred load is reduced by the same amount. Thus, the unrecovered deferred load decreases each month until it is reduced to zero following the last monthly deduction made in the eleventh Policy year. Due to the effects of rounding, the last deduction may differ slightly from that of other months.

PREMIUM LOAD FROM ADDITIONAL PREMIUMS

  Additional premium payments after your initial premium payment are subject to the Premium Load to the same extent as described above under "Premium Load from the Initial Premium." Premium Load on additional premium payments will not be deferred, but will be assessed upon acceptance of an additional premium.

  The total amount of the Premium Load will range from 7.0% to 9.5% of your additional premium payments depending upon the amount of your premium payment. The Premium Load will consist of the sales load of 4.15%; an administrative load of 3.0% of your additional premium if it is less than $50,000, 1.5% if it is at least $50,000 but less than $100,000, and .50% if it is $100,000 or greater, and the state and local premium tax charge of 2.35%.

VARIATIONS IN PREMIUM LOAD

  We may reduce or waive the amount of the administrative load, sales load or other charges for Policies where the expenses associated with the sale of the Policy or the administrative costs associated with the Policy are reduced for reasons such as the amount of the initial premium payment, the amounts of projected premium payments, or that the Policy is sold in connection with a group or sponsored arrangement. We may also reduce or waive the sales load on Policies sold to the directors or employees of Pacific Mutual or any of its affiliates or to trustees or any employees of the Fund.

DEDUCTIONS FROM ACCUMULATED VALUE

  Cost of Insurance. A charge for the cost of insurance is deducted from your Accumulated Value on each Monthly Payment Date. This monthly charge compensates us for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. We may use any profit derived from this charge for any lawful purpose, including the cost of claims processing and investigation. The amount of the charge is equal to the net amount at risk under your Policy at the beginning of the month multiplied by the current cost of insurance rate. The net amount at risk for this purpose is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.004074 (a discount factor to account for return deemed to be earned during the month) less your Accumulated Value at the beginning of your Policy Month. The cost of insurance rate is calculated based on the Age and underwriting classification of the Insured. Your Policy contains guaranteed rates, but, as of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates. We may also charge current rates in the future. The cost of insurance rate generally increases with the Age of the Insured.

  In reviewing applications for Policies, we may use the simplified method of underwriting, depending, among other things, upon the Insured's Age and the amount of the initial premium payment. Simplified underwriting involves no medical or paramedical examination of the Insured. Because the health information obtained on many Insureds is limited when the simplified underwriting method is used, this method presents us with additional mortality risks. As a result, in determining the guaranteed rates for the cost of insurance, we have assumed less favorable mortality experience than that provided in the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table B, and have established guaranteed rates that are 137.5% of the 1980 CSO Mortality Table B. If the guaranteed rates are in effect, Insureds in a standard underwriting classification will pay a higher cost of insurance than if they had been medically underwritten in an otherwise identical policy, which may be viewed as charging substandard rates for Insureds in a standard underwriting classification. However, the current cost of insurance rates are lower (i.e., less expensive) than the guaranteed rates. These current rates are less than or equal to 100% of the 1980 CSO Mortality Table B at all ages (except for smokers of certain ages on Policies entered into before October 21, 1988).

  Administrative Charge. A monthly charge of $5 is imposed to reimburse us for the expenses associated with administration and maintenance of the Policies. This charge will be waived if your initial premium payment is at least $20,000. This charge contains no element of anticipated profit. It is first deducted from your Accumulated Value on your Policy Date, and deducted thereafter on each succeeding Monthly Payment Date.

  Face Amount Increase Charge. If you request an increase in Face Amount that is accepted by us, a charge of $100 will be deducted from your Accumulated Value on the effective date of the increase to cover processing costs. The charge will be deducted from the Investment Options in the proportion each bears to your Accumulated Value less Indebtedness.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

  Mortality and Expense Risk Charges. We make a daily charge to the Variable Accounts for mortality and expense risks we assume which is equal to an annual rate of 0.70% of daily net assets. This charge is made to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the sales load.

OTHER CHARGES

  We may charge the Variable Accounts for the federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed (see "Charge for Pacific Mutual Income Taxes," page 26).

  We will bear the operating expenses of the Separate Account. Each Variable Account purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges including the investment advisory fee and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase, including the guaranteed rates for the cost of insurance, the charge for mortality and expense risk, the administrative load, and the administrative charge.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should therefore be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise with respect to the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any considerations relating to state or local income or other taxes which may be involved in the purchase or ownership of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies and Policies with term insurance on the Insured). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under your Policy until a full or partial surrender thereof, maturity or lapse of your Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). Prospective Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisers with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to
Section 1035(a) of the IRC. Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy Values. These differences could result in you being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. IRC Section 7702A defines a class of insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for tax purposes in one of two ways. Pacific Select Policies entered into on or after June 21, 1988 will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of your Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Indebtedness exceeds the investment in your Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Preferred and Partial Withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on your Policy. The amount allocated to income is the amount by which the Accumulated Value of your Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Mutual, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If you assign or pledge (or agree to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies that are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if you do not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep your Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of your Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Indebtedness over the cost basis under your Policy will be treated as ordinary income for federal income tax purposes. Your Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Preferred or Partial Withdrawals. Under Section 7702 of the IRC, if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Provided that the cash received by you on a Preferred Withdrawal within 15 years of the Policy Date does not exceed investment in your Policy (generally, premiums paid less any premiums previously recovered in Preferred Withdrawals), we believe that no portion of such cash will be treated as paid out of the income of your Policy and taxed to you because the death benefit under your Policy is not reduced. The absence of regulations or other authority interpreting Section 7702, however, creates some uncertainty and thus there can be no assurance that the IRS might not take the position that a portion of the cash distributed to you on a Preferred Withdrawal should be treated as being paid out of income of your Policy and taxed to you. Cash distributed to you on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to you to the extent that it exceeds the cost basis under your Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as Indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to you unless your Policy is surrendered or matures or lapses. However, interest on Policy Indebtedness paid (or accrued by an accrual basis taxpayer) may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect, that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

  PACIFIC MUTUAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR PACIFIC MUTUAL INCOME TAXES

  In the provisions of the IRC on life insurance, variable life insurance is treated in a manner consistent with fixed life insurance. We will periodically review the question of a charge to the Separate Account for our federal income taxes. A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account. This might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to your Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by us in the same proportion as the voting instructions which are received in a timely manner for all policies participating in that Variable Account. We will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policy Owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. If we hold shares of a Portfolio in our General Account and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, such shares will be voted in the same proportion as votes cast by the Separate Account and our other separate accounts, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

CONFIRMATION STATEMENTS AND OTHER REPORTS TO OWNERS

  We will send you confirmations for premium payments and transfers, loans, loan repayments, loan interest transfers, Preferred and Partial Withdrawals, a surrender, and on payment of any death benefit proceeds. Confirmation of scheduled transactions under dollar cost averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Indebtedness as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law.

  You will also be sent an annual and a semiannual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of Pacific Mutual's management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Pacific Mutual or an affiliate thereof. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any changes without your consent to the provisions of the Policy to comply with, or give you the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code of the United States or regulations thereunder, or any state statute or regulation.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations of a change in a Policy Owner's Accumulated Value may be expressed in terms of a change in Accumulated Value over time or the average annual compounded rate of return on the Policy Owner's Accumulated Value. Performance quotations may be based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year, or from the commencement of operation of the Variable Account. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, and the mortality and expense risk charge that is assessed against each Variable Account. The quotation may also reflect the deduction of the unrecovered deferred load, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of unrecovered deferred load.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account which consists of all assets owned by us other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate premium payments to the Fixed Account, the Variable Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.327374% per month, compounded monthly, for an effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our sole discretion pay current interest in excess of the 4% guarantee. The current interest rate will be that rate in effect on the Policy Date and as effected thereafter for each Policy Anniversary. Once declared for a Policy on its anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of your Accumulated Value that has been used to secure Policy Indebtedness will accrue interest at a rate of 0.327374% per month, compounded monthly, for an effective annual rate of 4%.

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts. The death benefit will be the greater of the Face Amount or Accumulated Value multiplied by a specified percentage (see "Death Benefit," page 14).

POLICY CHARGES

  Premium load and the Policy charges for the administrative charge and the cost of insurance will be the same whether you allocate premium payments or transfer Accumulated Value to the Fixed Account or allocate premium payments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that Pacific Mutual pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period. Further, effective June 1, 1996, you may not transfer more than the greater of 25% of your accumulated value in the Fixed Account or $5,000 in any year. Until June 1, 1996, if you have $1000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that Policy Owners residing in Maryland, Connecticut and Pennsylvania may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders, Preferred Withdrawals, and Partial Withdrawals to the same extent as a Policy Owner who has allocated Accumulated Value to the Variable Accounts. See "Surrender," page 18, and "Preferred and Partial Withdrawal Benefits," page 18. In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, you may obtain a Policy Loan and borrow up to 90% of Cash Surrender Value attributable to the Fixed Account less Policy Indebtedness. See "Policy Loans," page 17. Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured by written request on forms provided by us and received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, you or your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

  After the first Policy year and subject to our approval, you may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to us, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the date the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age and risk classification.

  We reserve the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons, (1) if compliance with the guideline premium limitations under tax laws resulting from the exchange of Insured would result in the immediate termination of the Policy or likely result in its termination before the Policy's Maturity Date, or (2) if, to effect the requested exchange of Insured, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

  The charge of $100 will be imposed to cover the costs of processing an exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to us by you before the request for an exchange of Insured will be processed.

THE CONTRACT

  The Policy is a contract between you and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, Preferred Withdrawals, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all information needed to process a payment or transfer or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

    . The New York Stock Exchange is closed on other than customary weekend and holiday closings or trading on the New York Stock Exchange is restricted as determined by the SEC; or

    . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

    . The SEC by order permits postponement for the protection of Policy
      Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached option or rider, will be subject to the assignment. We will rely solely on the assignee's statement as to the amount of the assignee's interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations," page 23.)

ERRORS ON THE APPLICATION

  If the Age of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

INCONTESTABILITY

  We may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Face Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

  If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any Policy Indebtedness and less the amount of any Preferred Withdrawals. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, we will limit the death benefit proceeds to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any Indebtedness, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Face Amount, we will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

  The Policy is participating and will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of estimated future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a fee for requests for illustrations in excess of one per Policy Year.

PAYMENT PLAN

  Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, withdrawal, or death benefits may be used to purchase any other Payment Plan that we make available at that time.

DISTRIBUTION OF THE POLICY

  Pacific Mutual Distributors, Inc. ("PMD"), a wholly-owned subsidiary of Pacific Mutual, is Principal Underwriter of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). Pacific Mutual pays PMD for acting as Principal Underwriter under a Distribution Agreement.

  Pacific Mutual and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC and members of the NASD. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer by Pacific Mutual and PMD for sales of the product may vary with the Sales Agreement, but is not expected to exceed 5% of premium payments. Broker-dealers may also receive an annual renewal compensation of no more than .20% of the excess of Accumulated Value less Policy Indebtedness over $50,000, computed monthly and payable at the end of each Policy Year. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                           MORE ABOUT PACIFIC MUTUAL

MANAGEMENT

  The directors and officers of Pacific Mutual are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

  NAME AND POSITION                 PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                 ------------------------------------
Thomas C. Sutton        Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of    of Pacific Mutual; Equity Board Member of PIMCO Advisors
the Board and            L.P.; Director of Pacific Corinthian Life Insurance
Chief Executive          Company; similar positions with other subsidiaries of
Officer                  Pacific Mutual; Director of: Newhall Land & Farming; The
                         Irvine Company; The Edison Company.

Glenn S. Schafer        Director and President of Pacific Mutual, January 1995 to
Director and President   present; Executive Vice President and Chief Financial
                         Officer of Pacific Mutual, March 1991 to January 1995;
                         Equity Board Member of PIMCO Advisors L.P.; Director of
                         Pacific Corinthian Life Insurance Company; similar
                         positions with other subsidiaries of Pacific Mutual.

Harry G. Bubb           Director and Chairman Emeritus of Pacific Mutual.
Director and
Chairman Emeritus

Richard M. Ferry        Director of Pacific Mutual; President, Director and Chairman
Director                 of Korn/Ferry International; Director of: Avery Dennison
                         Corporation; ConAm Management; First Business Bank;
                         Northwestern Restaurants, Inc.; Dole Food Co. Address: 1800
                         Century Park East, Suite 900, Los Angeles, California
                         90067.

Donald E. Guinn         Director of Pacific Mutual; Chairman Emeritus and Director
Director                 of Pacific Telesis Group; Director of: The Dial Corp.; Bank
                         of America NT & SA; BankAmerica Corporation. Address:
                         Pacific Telesis Center, 130 Kearny Street, Room 3719, San
                         Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.  Director of Pacific Mutual; Chairman and Editor-in-Chief of
Director                 La Opinion; Director of: BankAmerica Corporation; Bank of
                         America NT&SA; Pacific Enterprises; The Walt Disney
                         Company. Address: 411 West Fifth Street, 12th Floor, Los
                         Angeles, California 90015.

Charles A. Lynch        Director of Pacific Mutual; Chairman and Chief Executive
Director                 Officer of Fresh Choice, Inc.; Director of: Nordstrom,
                         Inc.; PST Vans, Inc.; SRI International, Inc.; Age Wave;
                         Artmaster, Inc.; Bojangles Acquisition Corp.; Cucina
                         Holdings, Inc.; Dakin, Inc.; Greyhound Lines, Inc.;
                         Krh' Thermal Systems; La Salsa Restaurants; Mid Peninsula
                         Bank; Syntex Corporation; Former Chairman of Market Value
                         Partners Company. Address: 2901 Tasman Drive, Suite 109, Santa
                         Clara, California 95054-1169.

   NAME AND POSITION                 PRINCIPAL OCCUPATION LAST FIVE YEARS
   -----------------                 ------------------------------------
Dr. Allen W. Mathies,    Director of Pacific Mutual; Director and President Emeritus
Jr.                       of Huntington Memorial Hospital; Director of Occidental
Director                  College; Former President and Chief Executive Officer of
                          Huntington Memorial Hospital. Address: 100 W. California
                          Blvd., Pasadena, California 91109-7103.

Charles D. Miller        Director of Pacific Mutual; Director, Chairman, and Chief
Director                  Executive Officer of Avery Dennison Corporation; Director
                          of: Great Western Financial Corporation; Nationwide Health
                          Properties, Inc.; Southern California Edison Company.
                          Address: 150 N. Orange Grove Boulevard, Pasadena,
                          California 91103.

Donn B. Miller           Director of Pacific Mutual; President, Chief Executive
Director                  Officer and Director of Pearson-Sibert Oil Co. of Texas;
                          Director of: The Irvine Company; Automobile Club of
                          Southern California; St. John's Hospital and Health Center
                          Foundation; Former Senior Partner with the law firm of
                          O'Melveny & Meyers. Address: 136 El Camino, Suite 216,
                          Beverly Hills, California 90212.

Jacqueline C. Morby      Director of Pacific Mutual, February 28, 1996 to present;
Director                  Managing Director, TA Associates, Inc., Director of Axent
                          Technologies Inc. Address: High Street Tower, Suite 2500,
                          125 High Street, Boston, Massachusetts 02110.

J. Fernando Niebla       Director of Pacific Mutual, May 1995 to present; Director,
Director                  Chairman and Chief Executive Officer of Infotec
                          Development, Inc.; Director of: Bank of California; Defense
                          Policy Advisory Commission on Trade; California Commission
                          on Science and Technology; Center for Occupational Research
                          and Development. Address: 3611 South Harbor Boulevard,
                          Suite 260, Santa Ana, CA 92704.

Susan Westerberg Prager  Director of Pacific Mutual; Dean of the UCLA School of Law
Director                  at the University of California at Los Angeles; Director of
                          Lucille Salter Packard Children's Hospital of Stanford.
                          Address: 405 Hilgard Avenue, Room 3374, Los Angeles,
                          California 90095-1476.

Richard M. Rosenberg     Director of Pacific Mutual, November 1995 to present;
Director                  Chairman and Chief Executive Officer of BankAmerica
                          Corporation; Bank of America NT&SA; Director of: Airborne
                          Express Corporation; Northrop Grumman Corporation; Potlatch
                          Corporation; Pacific Telesis Group. Address: 555 California
                          Street, 40th Floor, San Francisco, California 94107.

James R. Ukropina        Director of Pacific Mutual; Partner with the law firm of
Director                  O'Melveny & Myers; Former Chairman and Chief Executive
                          Officer of Pacific Enterprises; Director of Lockheed
                          Corporation; Trustee of Stanford University. Address:
                          400 S. Hope Street, 16th Floor, Los Angeles, California
                          90071-2899.

  NAME AND POSITION                   PRINCIPAL OCCUPATION LAST FIVE YEARS
  -----------------                   ------------------------------------
Raymond L. Watson         Director of Pacific Mutual; Vice Chairman and Director of
Director                   The Irvine Company; Director of: The Walt Disney Company;
                           The Mitchell Energy and Development Company. Address: 550
                           Newport Center Drive, Ninth Floor, Newport Beach,
                           California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Mutual, January 1995 to present; Sr. Vice President,
                           Individual Insurance of Pacific Mutual 1989 to 1995.

David R. Carmichael       Senior Vice President and General Counsel of Pacific Mutual,
Senior Vice President      April 1992 to present; Vice President and Investment
and                        Counsel of Pacific Mutual, April 1989 to April 1992;
General Counsel            Director of: Pacific Corinthian Life Insurance Company; PM
                           Group Life Insurance Company; Director of Association of
                           California Life Insurance Companies.

Marilee Roller            Senior Vice President, Corporate Finance and Administration,
Senior Vice President      of Pacific Mutual, January 1995 to present; President and
                           Chief Operating Officer of Pacific Corinthian Life
                           Insurance Company, 1992 to present; Vice President of
                           Pacific Mutual, 1994 and 1995; Vice President and
                           Controller of Pacific Mutual, 1990 to 1992, similar
                           positions with other subsidiaries of Pacific Mutual.

Audrey L. Milfs           Vice President and Corporate Secretary of Pacific Mutual;
Vice President and         Similar positions with other subsidiaries of Pacific
Corporate Secretary        Mutual.

Edward Byrd               Vice President and Controller of Pacific Mutual, June 1992
Vice President and         to present; Vice President, Corporate Audit and Financial
Controller                 Planning of Pacific Mutual, November 1991 to June 1992;
                           Assistant Vice President, Corporate Audit of Pacific
                           Mutual, May 1990 to November 1991.

Khanh T. Tran             Vice President and Treasurer of Pacific Mutual, November
Treasurer                  1991 to present; Assistant Vice President and Treasurer of
                           Pacific Mutual, September 1990 to November 1991; Treasurer
                           to other subsidiaries of Pacific Mutual.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Pacific Mutual or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") is on file at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephonic instructions for transfers or loans involving your Policy, and agree that neither Pacific Mutual, any of our affiliates, Pacific Select Fund, nor any of their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Account is a party, or which would materially affect the Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Pacific Mutual, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

  The audited financial statements for the Separate Account and for Pacific Mutual included in this Prospectus and in the Registration Statement have been audited by Deloitte & Touche LLP, independent certified public accountants, as indicated in their report hereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements for the Separate Account as of and for the years ended December 31, 1995 and 1994, are set forth herein, starting on page
37. The audited financial statements of Pacific Mutual as of and for the years ended December 31, 1995 and 1994 are set forth herein starting on page 44.

  The financial statements of the Separate Account and Pacific Mutual have been audited by Deloitte & Touche LLP. The financial statements of Pacific Mutual should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Mutual Life Insurance Company


We have audited the accompanying statements of assets and liabilities of the Pacific Select Separate Account (comprised of the Money Market, Managed Bond, Government Securities, High Yield Bond, Growth, Equity Income, Multi-Strategy, International, Equity Index, and Growth LT Variable Accounts) as of December 31, 1995 and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Separate Account as of December 31, 1995 and the results of their operations for the year then ended and the changes in their net assets for each of the two years then ended, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Costa Mesa, California
February 16, 1996

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1995
(In thousands)

                                                                                                            High
                                                                 Money         Managed     Government       Yield
                                                                 Market         Bond       Securities       Bond        Growth
                                                                Variable      Variable      Variable       Variable    Variable
                                                                 Account       Account       Account       Account      Account
ASSETS                                                          --------      --------      --------      --------     --------
Investments in Pacific Select Fund:

   Money Market Portfolio (139 shares; cost $1,395).......      $ 1,388
   Managed Bond Portfolio (43 shares; cost $445)..........                    $   474
   Government Securities Portfolio (33 shares; cost $358).                                   $   361
   High Yield Bond Portfolio (380 shares; cost $3,398)....                                                 $ 3,722
   Growth Portfolio (429 shares; cost $6,741).............                                                              $ 7,959
   Equity Income Portfolio (130 shares; cost $1,915)......
   Multi-Strategy Portfolio (61 shares; cost $713)........
   International Portfolio (122 shares; cost $1,458)......
   Equity Index Portfolio (15 shares; cost $189)..........
   Growth LT Portfolio (65 shares; cost $803).............
                                                                --------      --------      --------      --------     --------
TOTAL ASSETS..............................................         1,388           474           361         3,722        7,959
                                                                --------      --------      --------      --------     --------
LIABILITIES
Payables:
  Mortality and expense risk fee..........................            1                                          2            5
                                                                --------      --------      --------      --------     --------
TOTAL LIABILITIES.........................................            1                                          2            5
                                                                --------      --------      --------      --------     --------
NET ASSETS................................................       $ 1,387      $    474      $    361       $ 3,720     $  7,954
                                                                ========      ========      ========      ========     ========
                                                                 Equity        Multi-        Inter-       Equity        Growth
                                                                 Income       Strategy      national       Index          LT
                                                                Variable      Variable      Variable      Variable     Variable
                                                                 Account       Account       Account       Account      Account
ASSETS                                                          --------      --------      --------      --------     --------
Investments in Pacific Select Fund:

   Money Market Portfolio (139 shares; cost $1,395).......
   Managed Bond Portfolio (43 shares; cost $445)..........
   Government Securities Portfolio (33 shares; cost $358).
   High Yield Bond Portfolio (380 shares; cost $3,398)....
   Growth Portfolio (429 shares; cost $6,741).............
   Equity Income Portfolio (130 shares; cost $1,915)......       $ 2,362
   Multi-Strategy Portfolio (61 shares; cost $713)........                    $    858
   International Portfolio (122 shares; cost $1,458)......                                  $  1,572
   Equity Index Portfolio (15 shares; cost $189)..........                                                $    264
   Growth LT Portfolio (65 shares; cost $803).............                                                             $    919
                                                                --------      --------      --------      --------     --------
TOTAL ASSETS..............................................         2,362           858         1,572           264          919
                                                                --------      --------      --------      --------     --------
LIABILITIES
Payables:
  Mortality and expense risk fee..........................             1                           1                          1
                                                                --------      --------      --------      --------     --------
TOTAL LIABILITIES.........................................             1                           1                          1
                                                                --------      --------      --------      --------     --------
NET ASSETS................................................      $  2,361      $    858      $  1,571      $    264     $    918
                                                                ========      ========      ========      ========     ========

See Notes to Financial Statements.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(In thousands)

                                                                                                   High
                                                                 Money     Managed   Government    Yield               Equity
                                                                Market      Bond     Securities    Bond      Growth    Income
                                                               Variable   Variable    Variable   Variable   Variable  Variable
                                                                Account    Account     Account    Account    Account   Account
                                                               ---------  ---------   ---------  ---------  ---------  ---------
INVESTMENT INCOME
 Dividends...................................................  $      77  $      26   $      19  $     278  $      66  $      36
EXPENSES
 Mortality and expense risk fee..............................         10          2           2         24         52         16
                                                               ---------  ---------   ---------  ---------  ---------  ---------
NET INVESTMENT INCOME........................................         67         24          17        254         14         20
                                                               ---------  ---------   ---------  ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from security transactions.........         (2)         1          (3)        15        155        136
 Net unrealized appreciation on investments..................          3         36          42        304      1,508        451
                                                               ---------  ---------   ---------  ---------  ---------  ---------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS..............................................          1         37          39        319      1,663        587
                                                               ---------  ---------   ---------  ---------  ---------  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...................................         68         61          56        573      1,677        607
                                                               =========  =========   =========  =========  =========  =========
                                                                Multi-     Inter-     Equity     Growth
                                                               Strategy   national     Index       LT
                                                               Variable   Variable   Variable   Variable
                                                                Account    Account    Account    Account
                                                               ---------  ---------  ---------  ---------
INVESTMENT INCOME
 Dividends...................................................  $      26  $      30  $       6  $      63
                                                               ---------  ---------  ---------  ---------
EXPENSES
 Mortality and expense risk fee..............................          5         10          2          4
                                                               ---------  ---------  ---------  ---------
NET INVESTMENT INCOME........................................         21         20          4         59
                                                               ---------  ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) from security transactions.........         32         25         24         15
 Net unrealized appreciation on investments..................        115        111         52        112
                                                               ---------  ---------  ---------  ---------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS..............................................        147        136         76        127
                                                               ---------  ---------  ---------  ---------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...................................  $     168  $     156  $      80  $     186
                                                               =========  =========  =========  =========

See Notes to Financial Statements.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995
(In thousands)


                                                                                                   High
                                                                 Money     Managed   Government    Yield               Equity
                                                                Market      Bond     Securities    Bond      Growth    Income
                                                               Variable   Variable    Variable   Variable   Variable  Variable
                                                                Account    Account     Account    Account    Account   Account
                                                               ---------  ---------   ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income.....................................    $      67  $      24   $      17  $     254  $      14  $      20
 Net realized gain (loss) from security transactions.......           (2)         1          (3)        15        155        136
 Net unrealized appreciation on investments................            3         36          42        304      1,508        451
                                                               ---------  ---------   ---------  ---------  ---------  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.................................           68         61          56        573      1,677        607
                                                               ---------  ---------   ---------  ---------  ---------  ---------

INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfers--policy charges and deductions..................          (51)        (8)        (29)       (68)      (211)      (162)
 Transfers in (from other variable accounts)...............           35        330          25         47      1,201        498
 Transfers out (to other variable accounts)................       (1,065)       (22)        (16)       (34)    (1,098)      (927)
 Transfers--other..........................................           (2)         1                                (8)         7
                                                               ---------  ---------   ---------  ---------  ---------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS..........................       (1,083)       301         (20)       (55)      (116)      (584)
                                                               ---------  ---------   ---------  ---------  ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................       (1,015)       362          36        518      1,561         23

NET ASSETS
 Beginning of year.........................................        2,402        112         325      3,202      6,393      2,338
                                                               ---------  ---------   ---------  ---------  ---------  ---------
 End of year...............................................    $   1,387  $     474   $     361  $   3,720  $   7,954  $   2,361
                                                               =========  =========   =========  =========  =========  =========
                                                                Multi-     Inter-     Equity     Growth
                                                               Strategy   national     Index       LT
                                                               Variable   Variable   Variable   Variable
                                                                Account    Account    Account    Account
                                                               ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
 Net investment income.....................................    $      21  $      20  $       4  $      59
 Net realized gain (loss) from security transactions.......           32         25         24         15
 Net unrealized appreciation on investments................          115        111         52        112
                                                               ---------  ---------  ---------  ---------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.................................          168        156         80        186
                                                               ---------  ---------  ---------  ---------

INCREASE (DECREASE) IN NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfers--policy charges and deductions..................          (15)      (131)       (56)       (19)
 Transfers in (from other variable accounts)...............           15        473                   688
 Transfers out (to other variable accounts)................                     (70)        (9)       (32)
 Transfers--other..........................................                      (2)         1         (1)
                                                               ---------  ---------  ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM POLICY TRANSACTIONS..........................            0        270        (64)       636
                                                               ---------  ---------  ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................          168        426         16        822

NET ASSETS
 Beginning of year.........................................          690      1,145        248         96
                                                               ---------  ---------  ---------  ---------
 End of year...............................................    $     858  $   1,571  $     264  $     918
                                                               =========  =========  =========  =========

See Notes to Financial Statements.

PACIFIC SELECT SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1994
(In thousands)

                                                                                                             High
                                                                   Money        Managed      Government      Yield
                                                                   Market         Bond       Securities      Bond          Growth
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ---------     ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income......................................... $     46      $     46      $     13      $    252      $    501
  Net realized gain (loss) from security transactions...........        2           (50)           (6)            6           118
  Net unrealized appreciation (depreciation)
   on investments...............................................       (9)          (86)          (30)         (268)       (1,427)
                                                                 --------      --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.....................................       39           (90)          (23)          (10)         (808)
                                                                 --------      --------      --------      --------      --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums
  Transfers--policy charges and deductions......................      (35)          (24)          (66)          (13)         (241)
  Transfers in (from other variable accounts)...................    2,332           142            38            64           345
  Transfers out (to other variable accounts)....................     (460)       (2,301)          (38)          (85)         (225)
  Transfers--other..............................................                     (1)                                        1
                                                                 --------      --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS..............................    1,837        (2,184)          (66)          (34)         (120)
                                                                 --------      --------      --------      --------      --------

NET INCREASE (DECREASE) IN NET ASSETS...........................    1,876        (2,274)          (89)          (44)         (928)

NET ASSETS
  Beginning of year.............................................      526         2,386           414         3,246         7,321
                                                                 --------      --------      --------      --------      --------
  End of year................................................... $  2,402      $    112      $    325      $  3,202      $  6,393
                                                                 ========      ========      ========      ========      ========
                                                                  Equity         Multi-        Inter-        Equity        Growth
                                                                  Income        Strategy      national       Index          LT
                                                                  Variable      Variable      Variable      Variable      Variable
                                                                  Account       Account       Account       Account       Account
                                                                 ----------    ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income......................................... $    201      $     37      $     39      $      5      $      1
  Net realized gain (loss) from security transactions...........       50            24            52             9
  Net unrealized appreciation (depreciation)
   on investments...............................................     (274)          (76)          (65)          (13)            4
                                                                 --------      --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.....................................      (23)          (15)           26             1             5
                                                                 --------      --------      --------      --------      --------

INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
  Transfer of net premiums......................................        1
  Transfers--policy charges and deductions......................     (158)          (58)         (129)          (59)           (1)
  Transfers in (from other variable accounts)...................      384            32           328             8            92
  Transfers out (to other variable accounts)....................     (356)         (116)         (179)           (2)
  Transfers--other..............................................                                   (1)
                                                                 --------      --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM POLICY TRANSACTIONS..............................     (129)         (142)           19           (53)           91
                                                                 --------      --------      --------      --------      --------

NET INCREASE (DECREASE) IN NET ASSETS...........................     (152)         (157)           45           (52)           96

NET ASSETS
  Beginning of year.............................................    2,490           847         1,100           300
                                                                 --------      --------      --------      --------      --------
  End of year................................................... $  2,338      $    690      $  1,145      $    248      $     96
                                                                 ========      ========      ========      ========      ========


See Notes to Financial Statements.

                        PACIFIC SELECT SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

     The Pacific Select Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is currently comprised of ten subaccounts ("Variable Accounts"): the Money Market Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the High Yield Bond Variable Account, the Growth Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the International Variable Account, the Equity Index Variable Account, and the Growth LT Variable Account. The assets in each Variable Account are invested in shares of the corresponding portfolios of Pacific Select Fund (the "Fund"), each of which pursues different investment objectives and policies.

     The Separate Account was established by Pacific Mutual Life Insurance Company ("Pacific Mutual") on November 20, 1986 and commenced operations on January 7, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Mutual. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Mutual, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Mutual.

     The Separate Account held by Pacific Mutual represents funds from individual flexible premium variable life policies. The assets of these accounts are carried at market value.

     The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  A. Valuation of Investments

     Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios.

  B. Security Transactions

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the identified cost basis.

  C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Mutual, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Mutual with respect to the operations of the Separate Account.

2. DIVIDENDS

     During 1995, the Fund has declared dividends for each portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of each related portfolio.

3. CHARGES AND EXPENSES

     Pacific Mutual charges the Separate Account daily for mortality and expense risks assumed with respect to variable life insurance policies funded by the Separate Account at an annual rate of 0.70% of the average daily net assets of each Variable Account. Under the policies, Pacific Mutual makes certain deductions from the net assets of each Variable Account for sales load, administrative expenses, state premium taxes, cost of insurance and charges for optional benefits. The operating expenses of the Separate Account are paid by Pacific Mutual.

4. RELATED PARTY AGREEMENT

     Pacific Equities Network, a wholly-owned subsidiary of Pacific Mutual, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Mutual.

                        PACIFIC SELECT SEPARATE ACCOUNT

5.  SELECTED ACCUMULATION UNIT** INFORMATION

     Selected accumulation unit information for the year ended December 31, 1995 were as follows:

                                                                                  High
                                        Money        Managed     Government       Yield
                                       Market         Bond       Securities       Bond         Growth
                                      Variable      Variable      Variable       Variable     Variable
                                       Account       Account       Account       Account       Account
                                      ---------     ---------     ---------     ---------     --------
ACCUMULATION UNIT
  VALUE:

Beginning                             $ 13.79       $ 16.61       $ 16.00       $ 17.92       $ 22.10
                                      =======       =======       =======       =======       =======

Ending                                $ 14.45       $ 19.64       $ 18.89       $ 21.16       $ 27.60
                                      =======       =======       =======       =======       =======

Number of Units Outstanding at
  End of Period                        95,991       24,119        19,115        175,781       288,191


                                       Equity         Multi-        Inter-        Equity        Growth
                                       Income        Strategy      national       Index           LT
                                       Variable      Variable      Variable      Variable      Variable
                                       Account       Account       Account       Account       Account
                                      ---------     ---------     ---------     ---------     ---------
ACCUMULATION UNIT
  VALUE:

Beginning                             $ 17.71       $ 16.93       $ 15.34       $ 13.42       $ 11.25
                                      =======       =======       =======       =======       =======

Ending                                $ 23.16       $ 21.06       $ 16.84       $ 18.26       $ 15.28
                                      =======       =======       =======       =======       =======

Number of Units Outstanding at
  End of Period                       101,952        40,731        93,332        14,450        60,068



------------
  **Accumulation Unit: unit of measure used to calculate the value of a Contract Owner's interest in a Variable Account during the Accumulation Period.

    INDEPENDENT AUDITORS' REPORT
    ----------------------------

    Pacific Mutual Life Insurance Company:

    We have audited the accompanying statements of financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of California and with generally accepted accounting principles.

    February 23, 1996

                     Pacific Mutual Life Insurance Company

                        STATEMENTS OF FINANCIAL POSITION

                                                      December 31,
                                                    1995        1994
------------------------------------------------------------------------
                                                     (In Thousands)
ASSETS
  Bonds                                          $ 6,699,489 $ 6,669,853
  Preferred stocks                                   156,097     132,604
  Common stocks                                       54,504      57,874
  Unconsolidated subsidiaries                        182,040     196,401
  Mortgage loans                                   1,388,743   1,421,182
  Real estate                                        145,178     157,507
  Home office properties                              48,446      51,419
  Policy loans                                     2,700,544   2,312,455
  Cash and short-term investments                    262,527      97,745
  Investment income due and accrued                  135,607     125,534
  Premiums due and uncollected, and other assets     295,159     245,243
  Separate account assets                          5,520,478   3,260,374
------------------------------------------------------------------------
TOTAL ASSETS                                     $17,588,812 $14,728,191
------------------------------------------------------------------------
LIABILITIES AND SURPLUS
Liabilities
  Policy reserves                                $ 7,204,362 $ 6,476,634
  Deposit funds                                    3,262,340   3,298,915
  Other liabilities                                  686,989     885,638
  Asset valuation reserve                            191,392     179,006
  Separate account liabilities                     5,520,478   3,260,374
------------------------------------------------------------------------
Total Liabilities                                 16,865,561  14,100,567
Surplus                                              723,251     627,624
------------------------------------------------------------------------
TOTAL LIABILITIES AND SURPLUS                    $17,588,812 $14,728,191
------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                      STATEMENTS OF OPERATIONS AND SURPLUS

                                                     Years Ended December 31,
                                                         1995         1994
------------------------------------------------------------------------------
                                                          (In Thousands)
REVENUES
  Premiums, annuity considerations and deposit funds $  2,919,920 $  2,180,409
  Net investment income                                   945,546      879,116
  Other income                                              5,685        5,073
------------------------------------------------------------------------------
TOTAL REVENUES                                          3,871,151    3,064,598
------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Current and future policy benefits                    3,371,448    2,659,601
  Operating expenses                                      309,588      249,018
  Premium and other taxes (excluding tax on capital
   gains)                                                  35,168       28,705
  Dividends to policyowners                                16,639       17,162
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             3,732,843    2,954,486
------------------------------------------------------------------------------
INCOME BEFORE FEDERAL INCOME TAXES                        138,308      110,112
Federal income taxes                                       59,470       41,510
------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                   78,838       68,602
NET REALIZED CAPITAL GAINS                                  6,311       12,424
------------------------------------------------------------------------------
NET INCOME                                           $     85,149 $     81,026
------------------------------------------------------------------------------
SURPLUS
Net income                                           $     85,149 $     81,026
Other surplus transactions, net                            10,478     (36,178)
------------------------------------------------------------------------------
Increase in surplus                                        95,627       44,848
Surplus, beginning of year                                627,624      582,776
------------------------------------------------------------------------------
SURPLUS, END OF YEAR                                 $    723,251 $    627,624
------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
                                                        1995          1994
-------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM OPERATING ACTIVITIES
Receipts
  Premiums, annuity considerations and deposit
   funds                                            $  2,687,698  $  1,687,583
  Net investment income                                  927,918       809,791
  Allowances and reserve adjustments on reinsurance
   ceded                                                 187,380       491,363
  Other                                                   13,885        23,862
Payments
  Policy benefit payments                             (1,677,788)   (1,408,650)
  Net policy loans                                      (388,320)     (352,358)
  Operating expenses                                    (278,138)     (247,437)
  Net transfer to separate accounts                   (1,178,622)     (594,284)
  Premium and other taxes                                (41,116)      (34,795)
  Dividends to policyowners                              (16,715)      (17,319)
  Federal income taxes                                   (35,779)      (23,995)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES      $    200,403  $    333,761
-------------------------------------------------------------------------------
CASH FLOW FROM INVESTING ACTIVITIES
Proceeds
  Bonds                                             $  2,496,486  $  2,937,210
  Stocks                                                 208,235       139,785
  Mortgage loans                                         261,514       390,642
  Real estate                                             21,419        20,163
  Other investments                                       49,089        47,132
Payments for the purchase of
  Bonds                                               (2,431,687)   (3,673,859)
  Stocks                                                (222,678)     (126,823)
  Mortgage loans                                        (239,355)     (230,859)
  Real estate                                             (4,716)      (17,466)
  Other investments                                     (124,164)     (114,106)
-------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN)
  INVESTING ACTIVITIES                              $     14,143  $   (628,181)
-------------------------------------------------------------------------------

(Continued)

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                            STATEMENTS OF CASH FLOW

                                                    Years Ended December 31,
(Continued)                                                1995        1994
------------------------------------------------------------------------------
                                                         (In Thousands)
CASH FLOW FROM FINANCING ACTIVITIES
Issuance (repayment) of short-term borrowings       $   (49,764) $     49,764
------------------------------------------------------------------------------
NET CASH FLOW PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                             (49,764)       49,764
------------------------------------------------------------------------------
Increase (decrease) in cash and short-term
 investments                                            164,782      (244,656)
Cash and short-term investments, beginning of year       97,745       342,401
------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR        $   262,527  $     97,745
------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Interest paid                                     $    18,376  $     22,120
------------------------------------------------------------------------------

See Notes to Financial Statements

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual conducts business in every state except New York.

    Pacific Mutual, including its subsidiaries and affiliates, has primary business segments which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business segments provide products for individuals and corporations and offer a range of investment products to institutions and pension plans.

    BASIS OF PRESENTATION

    Pacific Mutual's financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, which are currently considered generally accepted accounting principles ("GAAP") for mutual life insurance companies. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements of Pacific Mutual are not consolidated with those of its subsidiaries.

    The Financial Accounting Standards Board ("FASB") has issued certain pronouncements effective for 1996 financial statements and thereafter that will no longer allow statutory financial statements of mutual life insurance companies to be described as being prepared in conformity with GAAP.

    Upon the effective date of these pronouncements, in order for their financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies and their insurance subsidiaries will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. Pacific Mutual intends to issue 1996 general purpose financial statements reflecting the adoption of all applicable GAAP pronouncements.

    INVESTMENTS

    Bonds qualifying for amortization are carried at amortized cost; all other bonds are carried at prescribed values. Preferred stocks are principally stated at amortized cost. Unaffiliated common stocks are carried at market value. Investments in unconsolidated subsidiaries are reported on the equity method of accounting, except for Pacific Corinthian Life Insurance Company ("PCL") (Note 2) which is carried at cost.

    Mortgage loans and policy loans are stated at unpaid principal balances. Real estate is valued at the lower of depreciated cost or market, less related mortgage debt. Real estate is depreciated using the straight-line method over 30 years.

    Short-term investments generally mature within a year and are carried at amortized cost which approximates estimated fair value.

    The Asset Valuation Reserve ("AVR") is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions or deductions from surplus. The Interest Maintenance Reserve ("IMR"), included in other liabilities on the accompanying statements of financial position, results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into investment income over the remaining life of the investment sold. The IMR was $25.3 million and $13.1 million as of December 31, 1995 and 1994, respectively.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Net realized capital gains and losses are determined on the specific identification method and are presented net of federal capital gains tax of $18.5 million and $(2.3) million and transfers to the IMR of $22.6 million and $(.4) million for the years ended December 31, 1995 and 1994, respectively.

    Derivatives which qualify for hedge accounting are valued consistently with the hedged items. Realized hedged gains and losses on fixed income contracts are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Realized gains and losses on equity securities, which are marked to market, are recognized immediately. Derivatives which do not qualify for hedge accounting are valued at market value through surplus while still held and when realized through income.

    On November 15, 1994, Pacific Financial Asset Management Corporation ("PFAMCo"), a wholly-owned, subsidiary of Pacific Mutual, and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding general and limited partner units of PIMCO Advisors L.P. as of December 31, 1995 and 1994. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California.

    On December 21, 1995, Pacific Mutual completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual. Prior to that PFAMCo was a wholly-owned second-tier subsidiary of Pacific Mutual. The intermediate company, Pacific Financial Holding Company ("PFHC") and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual which consisted of investments in subsidiaries as follows: Pacific Equities Network, PM Group Life Insurance Company and PFAMCo.

    POLICY RESERVES AND DEPOSIT FUNDS

    Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method, or other modified reserve methods.

    Reserves for individual annuities are maintained principally on the Commissioners' Annuity Reserve Valuation Method. Group annuity contract reserves are valued using the net single premium method.

    The liability for deposit funds, including guaranteed interest contracts, is based primarily upon and is not less than the policyowners' equity in their deposit accounts, including credited interest.

    REVENUES AND EXPENSES

    Premiums are recognized as income over the premium paying period. Deposits made in connection with annuity contracts are recognized as revenue when received. Investment income is recorded as earned.

    Expenses, including policy acquisition costs, such as commissions, and Federal income taxes are charged to operations as incurred.

    DIVIDENDS

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyowners by an independent consulting actuary.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FEDERAL INCOME TAXES

    Pacific Mutual is taxed as a life insurance company for Federal income tax purposes. Pacific Mutual's income tax return is consolidated with all its includable domestic subsidiaries except PCL. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Under prescribed statutory accounting practices, deferred tax assets and liabilities are not recorded. The difference between the effective tax rate and the statutory tax rate of 35% for 1995 and 1994 is primarily due to certain policy acquisition costs being deferred and amortized over a ten-year period for tax purposes, reserve differences, non-taxable investment income and the equity tax.

    OTHER SURPLUS TRANSACTIONS

    Other surplus transactions consist primarily of unrealized capital gains and losses, changes in nonadmitted assets, and changes in the AVR.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policy owners and contract owners.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 3 and 4 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts Pacific Mutual could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities and generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the 1995 financial statement presentation.

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of First Capital Life Insurance Company ("FCL"). In accordance with the rehabilitation agreement, insurance policies of FCL were restructured and assumed by PCL on December 31, 1992.

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

2.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    plan period, PCL is prohibited from issuing new insurance policies. At the end of the rehabilitation period, PCL will merge into Pacific Mutual, with Pacific Mutual as the surviving entity. Substantially all of the assets and certain of the liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement.

    In accordance with the rehabilitation agreement, PCL was capitalized by a cash contribution of $8.3 million from Pacific Mutual and a $45 million certificate of contribution provided by a wholly-owned subsidiary of Pacific Mutual for a total of $53.3 million initial capitalization.

    In the event PCL is unable to pay contract benefits, Pacific Mutual is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

3.  INVESTMENTS IN DEBT SECURITIES

    The statement value, gross unrealized gains and losses and estimated fair value of bonds and redeemable preferred stocks ("debt securities"), including short-term investments, are shown below. The estimated fair value of publicly traded securities was based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. Pacific Mutual also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                  Gross Unrealized  Estimated
                                       Statement  -----------------    Fair
                                         Value     Gains    Losses    Value
                                       ---------------------------------------
                                                   (In Thousands)
     December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  147,436 $ 28,214          $  175,650
     Obligations of states, political
      subdivisions and foreign
      governments                         452,273   66,960 $  3,064    516,169
     Corporate securities               3,901,979  442,497   46,539  4,297,937
     Mortgage-backed securities         2,438,052  116,650   10,106  2,544,596
     Redeemable preferred stock            89,191    2,840    2,472     89,559
                                       ---------------------------------------
     Total                             $7,028,931 $657,161 $ 62,181 $7,623,911
                                       ---------------------------------------
     December 31, 1994:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $  216,201 $  1,064 $ 37,113 $  180,152
     Obligations of states, political
      subdivisions and foreign
      governments                         321,798    5,371   16,309    310,860
     Corporate securities               3,771,271  104,311  160,712  3,714,870
     Mortgage-backed securities         2,475,472   28,472   81,111  2,422,833
     Redeemable preferred stock            81,026      343    5,031     76,338
                                       ---------------------------------------
     Total                             $6,865,768 $139,561 $300,276 $6,705,053
                                       ---------------------------------------

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENTS IN DEBT SECURITIES (CONTINUED)

    The statement value and estimated fair value of debt securities as of December 31, 1995 by contractual repayment date of principal are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                              Statement     Fair
                                                Value       Value
                                             -----------------------
                                                 (In Thousands)
     Due in one year or less                 $   445,645 $   449,283
     Due after one year through five years     1,319,487   1,426,373
     Due after five years through ten years    1,409,209   1,542,228
     Due after ten years                       1,416,538   1,661,431
                                             -----------------------
                                               4,590,879   5,079,315
     Mortgage-backed securities                2,438,052   2,544,596
                                             -----------------------
     Total                                   $ 7,028,931 $ 7,623,911
                                             -----------------------

    Proceeds from sales of investments in debt securities were $1.4 billion and $1.5 billion for the years ended December 31, 1995 and 1994, respectively. In 1995 and 1994, gross gains of $36 million and $30 million and gross losses of $14 million and $43 million, respectively, were realized on those sales.

4.  FINANCIAL INSTRUMENTS

    The estimated fair values of Pacific Mutual's financial instruments, including debt securities, are as follows:

                                 December 31, 1995       December 31, 1994
                               Statement   Estimated   Statement   Estimated
                                 Value    Fair Value     Value    Fair Value
                              -----------------------------------------------
                                              (In Thousands)
     Assets:
       Debt securities
        (Note 3)              $ 7,028,931 $ 7,623,911 $ 6,865,768 $ 6,705,053
       Preferred and common
        stocks                    121,420     139,613     109,458     116,993
       Mortgage loans           1,388,743   1,500,000   1,421,182   1,452,596
       Policy loans             2,700,544   2,700,544   2,312,455   2,312,455
       Derivative financial
        instruments:
         Interest rate swaps        1,068       3,379         121     (24,809)
         Other                     18,008      30,649       2,672      (2,822)
     Liabilities:
       Guaranteed interest
        contracts               2,375,898   2,459,323   2,635,356   2,614,961
       Deposit liabilities        876,276     899,393     897,743     859,469
       Annuity liabilities        308,742     311,441     220,026     223,423
       Other derivative fi-
        nancial instruments         2,373       1,490       2,270       2,128
     Surplus:
       Contribution certifi-
        cates                     149,596     157,688     149,593     124,313

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    The following methods and assumptions were used to estimate the fair values of these financial instruments as of December 31, 1995 and 1994:

    PREFERRED AND COMMON STOCKS

    The estimated fair values are based on quoted market prices or dealer quotes.

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The statement value of policy loans is a reasonable estimate of their fair value.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed-maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair values of deposit liabilities with no defined maturities are the amounts payable on demand.

    Pacific Mutual has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $914 million as of December 31, 1995, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual receives a fee which varies by contract. Pacific Mutual sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates statement value and primarily includes policyholder deposits and accumulated credited interest.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Pacific Mutual utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates, or basis risk. Pacific Mutual has also set aside a corporate total return portfolio utilizing derivative financial instruments. These instruments include interest rate and currency swaps, asset swaps, credit derivatives, forwards, options held, options written, and futures contracts, and involve elements of credit risk and market risk in excess of amounts recognized in the accompanying financial statements. The notional amounts of those instruments reflect the extent of involvement in those various types of financial instruments. The estimated fair values of these instruments are based on market or dealer quotes. Pacific Mutual determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet credit risks.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    Options and Floors
    ------------------

    Pacific Mutual uses options and floors to hedge against fluctuations in interest rates and in its corporate total return portfolio. Cash requirements on options held are limited to the premium paid by Pacific Mutual at acquisition. Pacific Mutual uses written options on a limited basis consisting primarily of covered calls. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors held are reported as assets and options written are reported as liabilities. As of December 31, 1995, the notional amount of options held and options written approximated $1.3 billion and $30 million, respectively. As of December 31, 1994, the notional amount of options held and options written approximated $1.5 billion and $42 million, respectively. Option contracts mature during 1996 through 2007.

    Interest Rate Swap Contracts
    ----------------------------

    Pacific Mutual has entered into interest rate swap contracts to reduce the impact of changes in interest rates on its variable short-term and long-term investments. These contracts effectively change the interest rate exposure on variable rate notes to fixed rates which range from 1.9% to 8.9% as of December 31, 1995, and from 1.9% to 8.6% as of December 31, 1994. Interest rate swap contracts mature during 1996 through 2013. As of December 31, 1995 and 1994, interest rate swap contracts outstanding with financial institutions had a total notional amount of $656 million and $411 million, respectively.

    Asset Swap Contracts
    --------------------

    Pacific Mutual has entered into an asset swap contract to reduce interest rate risk by shortening both the duration and maturity of one of its fixed rate investments. The asset swap contract matures during 1998. As of December 31, 1995, the asset swap contract had a notional amount of $10 million.

    Credit Derivatives
    ------------------

    Pacific Mutual uses credit derivatives to take advantage of market opportunities. As of December 31, 1995 and 1994, the notional amount of credit derivatives outstanding approximated $90 million and $66 million, respectively. Credit derivatives mature during 1996 through 2000.

    Foreign Currency Exchange Contracts
    -----------------------------------

    Pacific Mutual enters into foreign currency exchange contracts that are used to hedge against fluctuations in foreign currency-denominated assets and related income. Gains and losses on such agreements offset currency gains and losses on the related assets. As of December 31, 1995 and 1994, the notional amount of foreign currency exchange contracts approximated $15 million and $35 million, respectively. Foreign currency exchange contracts expire during 1998 and 1999.

    Future Contracts
    ----------------

    Pacific Mutual uses exchange-traded futures contracts for asset and liability management of fixed maturity securities and insurance liabilities and for hedging market fluctuations on equity securities. Price changes on futures are settled daily through the daily margin cash flows. As of December 31, 1995 and 1994, the notional amounts of futures contracts were $340 million and $163 million, respectively. The notional amounts of the contracts do not represent future cash requirements, as Pacific Mutual intends to close out open positions prior to expiration.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

4.  FINANCIAL INSTRUMENTS (CONTINUED)

    CONTRIBUTION CERTIFICATES

    The estimated fair value of contribution certificates is based on market quotes.

5.  CONCENTRATION OF CREDIT RISK

    Pacific Mutual manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    Pacific Mutual is exposed to credit loss in the event of nonperformance by the other parties to the interest rate swaps contracts and other derivative securities. However, Pacific Mutual does not anticipate nonperformance by the counterparties.

6.  UNCONSOLIDATED SUBSIDIARIES

    Pacific Mutual's subsidiary operations primarily include other life and health insurance and investment management and advisory services. As of December 31, 1995 and 1994, subsidiary assets were $4.5 billion and liabilities were $4.3 billion as of December 31, 1995 and $4.2 billion as of December 31, 1994.

    Revenue and net income, including PCL, were $908 million and $63 million for the year ended December 31, 1995, and $1.1 billion and $75 million for the year ended December 31, 1994. Dividends from subsidiaries totaled $64.7 million and $2 million for the years ended December 31, 1995 and 1994, respectively. Earnings of subsidiaries, excluding PCL, and excluding capital gains, are included in net investment income.

7.  BORROWINGS

    Pacific Mutual borrows for short-term needs by issuing commercial paper. Approximately $50 million was outstanding as of December 31, 1994, bearing an interest rate of 5.86%, and was repaid in January, 1995. There were no borrowings outstanding as of December 31, 1995.

    In addition, Pacific Mutual had available a revolving credit facility totaling approximately $250 million as of December 31, 1995 and 1994. There were no borrowings outstanding as of December 31, 1995 and 1994.

8.  CONTRIBUTION CERTIFICATES

    Pacific Mutual has $150 million of Contribution Certificates (the "Certificates"), also referred to as Surplus Notes, outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Certificates may not be redeemed at the option of Pacific Mutual or any holder of the Certificates. The Certificates are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual. Each payment of interest on and the payment of principal of the Certificates may be made only out of Pacific Mutual's surplus and with the prior approval of the Insurance Commissioner of the State of California. In accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, the Certificates are not part of the liabilities of Pacific Mutual and are included in surplus.

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE

    Pacific Mutual has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks. For the years ended December 31, 1995 and 1994, individual life and annuity premiums assumed were $16 million and $20 million and premiums ceded were $339 million and $363 million, respectively. Amounts recoverable from reinsurers for individual life and annuities include reinsured and paid claims of $8 million and $13 million as of December 31, 1995 and 1994, respectively. Policy benefits payable are net of reinsurance recoveries of $8 million and $4 million at December 31, 1995 and 1994, respectively.

    Pacific Mutual also reinsures substantially all of its group life and health business with a subsidiary insurance company. Premiums of $72 million and $90 million, and benefits of $53 million and $70 million were ceded during the years ended December 31, 1995 and 1994, respectively.

    Amounts payable to the subsidiary under this agreement were $6 million and $8 million as of December 31, 1995 and 1994, respectively.

    To the extent that the assuming companies become unable to meet their obligations under these treaties, Pacific Mutual remains contingently liable. However, Pacific Mutual does not anticipate nonperformance by these assuming companies.

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

    PENSION PLAN

    Pacific Mutual maintains a defined benefit pension plan covering eligible employees and agents. In 1995, Pacific Mutual accrued $2.5 million in pension expense that will be funded in 1996 based on the latest actuarial valuation report. No expense or contributions were made during 1994 because of the funded status of the plans and related income tax considerations. Accumulated benefits and net assets available for benefits as of the latest valuation dates (January 1, 1995 and April 1, 1994) are as follows:

                                                           1995      1994
                                                         -------------------
                                                           (In Thousands)
       Actuarial present value of accumulated
        benefits:
         Vested                                          $  92,966 $  88,122
         Nonvested                                             392     1,115
                                                         -------------------
       Total                                             $  93,358 $  89,237
                                                         -------------------
       Net assets available for benefits                 $ 107,530 $ 111,089
                                                         -------------------

    The above present values were determined using an assumed discount rate of 8.5% in 1995 and 1994.

    POSTRETIREMENT HEALTHCARE AND LIFE INSURANCE PLANS

    Pacific Mutual sponsors a defined benefit health care plan and a defined benefit life insurance plan ("The Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance and require retirees to make contributions which can be adjusted annually. Pacific Mutual's

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual reserves the right to modify or terminate The Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under The Plans for the years ended December 31, 1995 and 1994 was approximately $1.7 million for both years.

    Pacific Mutual utilizes the accrual method of accounting for the costs of The Plans as prescribed by the Insurance Department of the State of California and amortizes its transition obligation of $26.7 million over twenty years.

    Components of net periodic postretirement benefit cost are as follows (In Thousands):

                                                  Years Ended December 31,
                                                      1995          1994
                                                  ---------------------------
        Service cost                              $        177  $        186
        Interest cost                                    1,921         1,790
        Amortization                                      (260)         (260)
                                                  ---------------------------
                                                         1,838         1,716
        Recognized transition obligation-net             1,336         1,337
                                                  ---------------------------
        Net periodic postretirement benefit cost  $      3,174  $      3,053
                                                  ---------------------------

    The following table presents The Plans' funded status reconciled with amounts recorded in other liabilities on Pacific Mutual's statement of financial position (In Thousands):

                                                          1995      1994
                                                        ------------------
        Accumulated postretirement obligation:
          Retirees                                      $ 20,936  $ 20,580
          Fully eligible active plan participants          1,695     1,346
          Other active plan participants                   2,290     2,455
                                                        ------------------
                                                          24,921    24,381
        Fair value of plan assets                              0         0
                                                        ------------------
        Unfunded accumulated postretirement obligation    24,921    24,381
        Unrecognized net gain                                878       942
        Prior service cost                                 1,589     1,849
        Unrecognized transition obligation-net           (22,720)  (24,056)
                                                        ------------------
        Accrued postretirement benefit liability        $  4,668  $  3,116
                                                        ------------------

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 10% for 1995 and 11% for 1994, and is assumed to decrease gradually to 5% in 2003 and remain at that level thereafter. The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend

                     Pacific Mutual Life Insurance Company

                         NOTES TO FINANCIAL STATEMENTS

10. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS (CONTINUED)

    rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1995 and 1994 would be increased by 10.9% and 11.2%, respectively. The effect of this change would increase the aggregate of the service, interest and amortization cost components of the net periodic benefit cost by 11.4% and 13.6%, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7% and 8% for 1995 and 1994, respectively.

11. INVESTMENT COMMITMENTS

    Pacific Mutual has outstanding commitments to make investments in bonds and other invested assets as follows (In Thousands):

        Year ended December 31:
        -----------------------
         1996                 $ 179,551
         1997-2000               88,698
         2001 and thereafter     32,091
                              ---------
        Total                 $ 300,340
                              ---------

12. LITIGATION

    Pacific Mutual and its subsidiaries are respondents in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position of Pacific Mutual.

    --------------------------------------------------------------------------

                                    APPENDIX

                             SPECIFIED PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------   -----   ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94        101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 45, Single Premium of $10,000, and initial death benefit of
       $36,268

    2. Age 45, Single Premium of $50,000, and initial death benefit of
       $198,748

    3. Age 45, Single Premium of $100,000, and initial death benefit of
       $400,221

    4. Age 55, Single Premium of $50,000, and initial death benefit of
       $134,670

    5. Age 55, Single Premium of $100,000, and initial death benefit of
       $271,084

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

  It should be noted that the illustrated values are the same for both males and females.

  The second column of each table labeled "Total Premium Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the single premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year. These illustrations assume that no Policy loans have been made. The values were calculated using the guaranteed maximum Cost of Insurance Charges.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values, reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account the premium load and any administration charges. The daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.64% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the twelve Portfolios of the Fund available to the Separate Account. The daily charge by Pacific Mutual for assuming mortality and expense risk is equivalent to a charge at an annual rate of 0.70% of the average net assets of the Variable Accounts.

  The tables also reflect other expenses of the Fund at the weighted rate of 0.23% of the average daily net assets of a Portfolio, which amounts to 0.87% of the average daily net assets of a Portfolio including the investment advisory fee, and any foreign taxes. For the year ended December 31, 1995, the total expenses of each Portfolio were the following percentages of the average daily net assets of the Portfolios: 0.53% for the Money Market Portfolio; 0.83% for the Equity Income Portfolio; 0.84% for the Multi-Strategy Portfolio; 1.42% for the International Portfolio; 0.76% for the Managed Bond Portfolio; 0.82% for the Government Securities Portfolio; 0.77% for the High Yield Bond Portfolio; 0.79% for the Growth Portfolio; 0.94% for the Growth LT Portfolio; and 0.42% for the Equity Index Portfolio. For Aggressive Equity and Emerging Markets Portfolios, which had not commenced operations as of December 31, 1995, it is estimated that operating expenses, including advisory fees and foreign taxes, after the expense limitation described below, will be 1.04% and 1.58% of average daily net assets, respectively. We have agreed, until at least December 31, 1997, to waive our fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest and gains, and extraordinary expenses, exceed 0.25% of any Portfolio's average daily net assets. We began this expense reimbursement policy in April 1989. Such expenses of the Portfolios for the year ending December 31, 1995 did not exceed the 0.25% expense caps. In the absence of this policy, it is estimated that the Emerging Markets Portfolio's total expenses, including advisory fees and foreign taxes for the Fund's current year ending December 31, 1996 will be 1.63%. There can be no assurance that the expense reimbursement arrangement will continue after December 31, 1997, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -1.59%, 4.31%, and 10.22%.

  The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Face Amount and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 45                                     SINGLE PREMIUM AMOUNT: $10,000
CLASS: MALE NONSMOKER                   GUIDELINE MINIMUM DEATH BENEFIT: $36,268

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $10,500        $36,268          $36,268          $ 36,268
       2          $11,025        $36,268          $36,268          $ 36,268
       3          $11,576        $36,268          $36,268          $ 36,268
       4          $12,155        $36,268          $36,268          $ 36,268
       5          $12,763        $36,268          $36,268          $ 36,268
       6          $13,401        $36,268          $36,268          $ 36,268
       7          $14,071        $36,268          $36,268          $ 36,268
       8          $14,775        $36,268          $36,268          $ 36,268
       9          $15,513        $36,268          $36,268          $ 36,268
      10          $16,289        $36,268          $36,268          $ 36,268
      15          $20,789        $36,268          $36,268          $ 43,785
      20          $26,533        $     0*         $36,268          $ 62,495
      25          $33,864        $     0*         $36,268          $ 93,153
      30          $43,219        $     0*         $     0*         $135,281
      35          $55,160        $     0*         $     0*         $210,964

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                   INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%          6%           12%
------    --------   ----------  -----------    --------    ----------   -----------
   1       $9,628     $10,213     $ 10,799       $8,678       $ 9,263      $  9,849
   2       $9,152     $10,327     $ 11,571       $8,297       $ 9,472      $ 10,716
   3       $8,667     $10,432     $ 12,416       $7,907       $ 9,672      $ 11,656
   4       $8,171     $10,530     $ 13,340       $7,506       $ 9,865      $ 12,675
   5       $7,663     $10,616     $ 14,353       $7,093       $10,046      $ 13,783
   6       $7,140     $10,690     $ 15,463       $6,665       $10,215      $ 14,988
   7       $6,599     $10,748     $ 16,683       $6,219       $10,368      $ 16,303
   8       $6,036     $10,787     $ 18,023       $5,751       $10,502      $ 17,738
   9       $5,448     $10,804     $ 19,499       $5,258       $10,614      $ 19,309
  10       $4,829     $10,794     $ 21,126       $4,734       $10,699      $ 21,031
  15       $1,532     $10,640     $ 32,675       $1,532       $10,640      $ 32,675
  20       $    0*    $ 9,293     $ 51,225       $    0*      $ 9,293      $ 51,225
  25       $    0*    $ 5,023     $ 80,304       $    0*      $ 5,023      $ 80,304
  30       $    0*    $     0*    $126,431       $    0*      $     0*     $126,431
  35       $    0*    $     0*    $200,918       $    0*      $     0*     $200,918

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 45                                    SINGLE PREMIUM AMOUNT: $50,000
CLASS: MALE NONSMOKER                 GUIDELINE MINIMUM DEATH BENEFIT: $198,748

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 52,500      $198,748         $198,748        $  198,748
       2          $ 55,125      $198,748         $198,748        $  198,748
       3          $ 57,881      $198,748         $198,748        $  198,748
       4          $ 60,775      $198,748         $198,748        $  198,748
       5          $ 63,814      $198,748         $198,748        $  198,748
       6          $ 67,005      $198,748         $198,748        $  198,748
       7          $ 70,355      $198,748         $198,748        $  198,748
       8          $ 73,873      $198,748         $198,748        $  198,748
       9          $ 77,566      $198,748         $198,748        $  198,748
      10          $ 81,445      $198,748         $198,748        $  198,748
      15          $103,946      $198,748         $198,748        $  229,339
      20          $132,665      $      0*        $198,748        $  329,781
      25          $169,318      $      0*        $198,748        $  493,894
      30          $216,097      $      0*        $      0*       $  719,428
      35          $275,801      $      0*        $      0*       $1,124,048

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                   INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%          6%           12%
------    --------   ----------  -----------    --------    ----------   -----------
   1      $48,334     $51,267     $   54,201     $44,334     $47,267      $   50,201
   2      $46,215     $52,115     $   58,365     $42,615     $48,515      $   54,765
   3      $44,037     $52,928     $   62,911     $40,837     $49,728      $   59,711
   4      $41,798     $53,705     $   67,884     $38,998     $50,905      $   65,084
   5      $39,482     $54,432     $   73,327     $37,082     $52,032      $   70,927
   6      $37,080     $55,101     $   79,292     $35,080     $53,101      $   77,292
   7      $34,575     $55,696     $   85,834     $32,975     $54,096      $   84,234
   8      $31,949     $56,201     $   93,021     $30,749     $55,001      $   91,821
   9      $29,178     $56,595     $  100,923     $28,378     $55,795      $  100,123
  10      $26,238     $56,855     $  109,629     $25,838     $56,455      $  109,229
  15      $ 9,936     $57,302     $  171,148     $ 9,936     $57,302      $  171,148
  20      $     0*    $51,484     $  270,312     $     0*    $51,484      $  270,312
  25      $     0*    $30,404     $  425,771     $     0*    $30,404      $  425,771
  30      $     0*    $     0*    $  672,362     $     0*    $     0*     $  672,362
  35      $     0*    $     0*    $1,070,522     $     0*    $     0*     $1,070,522

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                  BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 45                                    SINGLE PREMIUM AMOUNT: $100,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT: $400,221

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $105,000       $400,221        $400,221        $  400,221
       2          $110,250       $400,221        $400,221        $  400,221
       3          $115,763       $400,221        $400,221        $  400,221
       4          $121,551       $400,221        $400,221        $  400,221
       5          $127,628       $400,221        $400,221        $  400,221
       6          $134,010       $400,221        $400,221        $  400,221
       7          $140,710       $400,221        $400,221        $  400,221
       8          $147,746       $400,221        $400,221        $  400,221
       9          $155,133       $400,221        $400,221        $  400,221
      10          $162,889       $400,221        $400,221        $  400,221
      15          $207,893       $400,221        $400,221        $  461,196
      20          $265,330       $      0*       $400,221        $  663,182
      25          $338,635       $      0*       $400,221        $  993,212
      30          $432,194       $      0*       $      0*       $1,446,755
      35          $551,602       $      0*       $      0*       $2,260,440

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                   INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%          6%           12%
------    --------   ----------  -----------    --------    ----------   -----------
   1      $96,653    $102,518   $  108,385      $89,653      $ 95,518     $  101,385
   2      $92,496    $104,297   $  116,798      $86,196      $ 97,997     $  110,498
   3      $88,221    $106,010   $  125,983      $82,621      $100,410     $  120,383
   4      $83,820    $107,654   $  136,032      $78,920      $102,754     $  131,132
   5      $79,264    $109,200   $  147,029      $75,064      $105,000     $  142,829
   6      $74,534    $110,634   $  159,081      $71,034      $107,134     $  155,581
   7      $69,595    $111,923   $  172,302      $66,795      $109,123     $  169,502
   8      $64,412    $113,036   $  186,822      $62,312      $110,936     $  184,722
   9      $58,937    $113,930   $  202,791      $57,537      $112,530     $  201,391
  10      $53,122    $114,561   $  220,383      $52,422      $113,861     $  219,683
  15      $20,399    $115,622   $  344,176      $20,399      $115,622     $  344,176
  20      $     0*   $104,000   $  543,592      $     0*     $104,000     $  543,592
  25      $     0*   $ 61,713   $  856,217      $     0*     $ 61,713     $  856,217
  30      $     0*   $      0*  $1,352,108      $     0*     $      0*    $1,352,108
  35      $     0*   $      0*  $2,152,800      $     0*     $      0*    $2,152,800

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                  BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 55                                     SINGLE PREMIUM AMOUNT: $50,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT: $134,670

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $ 52,500       $134,670         $134,670       $  134,670
       2          $ 55,125       $134,670         $134,670       $  134,670
       3          $ 57,881       $134,670         $134,670       $  134,670
       4          $ 60,775       $134,670         $134,670       $  134,670
       5          $ 63,814       $134,670         $134,670       $  134,670
       6          $ 67,005       $134,670         $134,670       $  134,670
       7          $ 70,355       $134,670         $134,670       $  134,670
       8          $ 73,873       $134,670         $134,670       $  134,670
       9          $ 77,566       $134,670         $134,670       $  134,670
      10          $ 81,445       $134,670         $134,670       $  134,670
      15          $103,946       $      0*        $134,670       $  195,107
      20          $132,665       $      0*        $134,670       $  284,201
      25          $169,318       $      0*        $      0*      $  444,041
      30          $216,097       $      0*        $      0*      $  697,734
      35          $275,801       $      0*        $      0*      $1,072,992

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                   INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%          6%           12%
------    --------   ---------   -----------    ----------  -----------  -----------
   1      $48,080     $51,015     $   53,951     $ 44,080     $ 47,015    $   49,951
   2      $45,657     $51,570     $   57,838     $ 42,057     $ 47,970    $   54,238
   3      $43,124     $52,052     $   62,088     $ 39,924     $ 48,852    $   58,888
   4      $40,467     $52,449     $   66,749     $ 37,667     $ 49,649    $   63,949
   5      $37,670     $52,751     $   71,879     $ 35,270     $ 50,351    $   69,479
   6      $34,708     $52,937     $   77,540     $ 32,708     $ 50,937    $   75,540
   7      $31,552     $52,986     $   83,807     $ 29,952     $ 51,386    $   82,207
   8      $28,162     $52,865     $   90,768     $ 26,962     $ 51,665    $   89,568
   9      $24,488     $52,537     $   98,529     $ 23,688     $ 51,737    $   97,729
  10      $20,478     $51,961     $  107,226     $ 20,078     $ 51,561    $  106,826
  15      $     0*    $45,636     $  168,196     $      0*    $ 45,636    $  168,196
  20      $     0*    $23,479     $  265,608     $      0*    $ 23,479    $  265,608
  25      $     0*    $     0*    $  422,897     $      0*    $      0*   $  422,897
  30      $     0*    $     0*    $  664,509     $      0*    $      0*   $  664,509
  35      $     0*    $     0*    $1,021,898     $      0*    $      0*   $1,021,898

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES
                 BASED ON GUARANTEED COST OF INSURANCE CHARGES

ISSUE AGE: 55                                    SINGLE PREMIUM AMOUNT: $100,000
CLASS: MALE NONSMOKER                  GUIDELINE MINIMUM DEATH BENEFIT: $271,084

                   TOTAL
                 PREMIUMS          END OF YEAR DEATH BENEFIT ASSUMING
    END OF       PAID PLUS    HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
    POLICY      INTEREST AT   ----------------------------------------------
     YEAR           5%              0%              6%               12%
    ------      -----------   -------------    -------------    ------------
       1          $105,000       $271,084         $271,084        $  271,084
       2          $110,250       $271,084         $271,084        $  271,084
       3          $115,763       $271,084         $271,084        $  271,084
       4          $121,551       $271,084         $271,084        $  271,084
       5          $127,628       $271,084         $271,084        $  271,084
       6          $134,010       $271,084         $271,084        $  271,084
       7          $140,710       $271,084         $271,084        $  271,084
       8          $147,746       $271,084         $271,084        $  271,084
       9          $155,133       $271,084         $271,084        $  271,084
      10          $162,889       $271,084         $271,084        $  271,084
      15          $207,893       $      0*        $271,084        $  392,203
      20          $265,330       $      0*        $271,084        $  571,299
      25          $338,635       $      0*        $      0*       $  892,610
      30          $432,194       $      0*        $      0*       $1,402,582
      35          $551,602       $      0*        $      0*       $2,156,924

            END OF YEAR ACCUMULATED VALUE       END OF YEAR NET CASH SURRENDER VALUE
          ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF           INVESTMENT RETURN OF                   INVESTMENT RETURN OF
POLICY    ----------------------------------    ------------------------------------
 YEAR        0%          6%          12%            0%          6%           12%
------    --------   ----------  -----------    --------    ----------   -----------
   1      $96,136     $102,005    $  107,877    $89,136      $ 95,005     $  100,877
   2      $91,365     $103,192    $  115,728    $85,065      $ 96,892     $  109,428
   3      $86,370     $104,232    $  124,310    $80,770      $ 98,632     $  118,710
   4      $81,127     $105,107    $  133,723    $76,227      $100,207     $  128,823
   5      $75,601     $105,793    $  144,082    $71,401      $101,593     $  139,882
   6      $69,743     $106,251    $  155,513    $66,243      $102,751     $  152,013
   7      $63,494     $106,437    $  168,168    $60,694      $103,637     $  165,368
   8      $56,776     $106,288    $  182,223    $54,676      $104,188     $  180,123
   9      $49,487     $105,728    $  197,894    $48,087      $104,328     $  196,494
  10      $41,523     $104,675    $  215,453    $40,823      $103,975     $  214,753
  15      $     0*    $ 92,136    $  338,106    $     0*     $ 92,136     $  338,106
  20      $     0*    $ 47,719    $  533,925    $     0*     $ 47,719     $  533,925
  25      $     0*    $      0*   $  850,105    $     0*     $      0*    $  850,105
  30      $     0*    $      0*   $1,335,792    $     0*     $      0*    $1,335,792
  35      $     0*    $      0*   $2,054,214    $     0*     $      0*    $2,054,214

-----------
All premium payments are illustrated as if made at the beginning of the policy year.

This illustration assumes no policy loans have been made.

*Additional payment will be required to prevent policy termination.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                           [LOGO of PACIFIC SELECT]


               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company    Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                   Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                            Newport Beach, California 92660

                                 Sponsored by:

                           [LOGO of PACIFIC MUTUAL]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660

                                Distributed by:

                  [LOGO of PACIFIC MUTUAL DISTRIBUTORS, INC.]

                     Pacific Mutual Distributors, Inc.

                            Member NASD & SIPC

                      700 NEWPORT CENTER DRIVE, NB-3
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681

FORM NO. 15-15756-09

PACIFIC SELECT SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.
The cross-reference sheet.
The Prospectus consisting of 70 pages (including illustrations).
Financial Statements of Pacific Select Separate Account
Financial Statements of Pacific Mutual Life Insurance Company
The Signatures.
Written consent of the following person (included in the exhibits shown below):

Deloitte & Touche LLP, Independent Public Accountant

The following exhibits:

1.(1) Resolution of the Board of Directors of the Depositor dated November 20,
      1986

(2) Inapplicable

(3) (a) Distribution Agreement Between Pacific Mutual Life Insurance Company and Pacific Equities Network

     (b) Form of Sales Agreement Between Pacific Equities Network and Various Broker-Dealers

(4) Inapplicable

(5)  (a)  Flexible Premium Variable Life Insurance Policy

     (b)  Endorsement Amending Suicide Exclusion Provision

     (c)  Accelerated Living Benefit Rider

(6)  (a)  Bylaws

     (b)  Articles of Incorporation of Pacific Mutual Life Insurance Company

(7)  Inapplicable

(8)  Inapplicable

(9) Participation Agreement between Pacific Mutual Life Insurance Company and Pacific Select Fund

(10) Application for Flexible Premium Variable Life Insurance Policy

2.   See Exhibit 1.(5)

3. Form of Opinion and consent of legal officer of Pacific Mutual as to legality of Policies being registered

4.   Inapplicable

5.   Inapplicable

6.   (a)  Consent of Deloitte & Touche LLP

     (b)  Consent of Dechert Price & Rhoads

7.   Opinion of Actuary

8.   Memorandum Describing Issuance, Transfer and Redemption Procedures

9.   Power of Attorney

10.  Inapplicable

11.  Inapplicable

12.  Inapplicable

13.  Inapplicable

14.  Inapplicable

15.  Inapplicable

16.  Inapplicable

17.  Financial Data Schedules

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Pacific Select Separate Account of Pacific Mutual Life Insurance Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 22nd day of March, 1996.

                                         PACIFIC SELECT SEPARATE ACCOUNT
                                                   (Registrant)


                                    BY:  PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                                    (Depositor)



                                    BY:
                                         ---------------------------------------
                                         Thomas C. Sutton*
                                         Chairman & Chief Executive Officer



*BY:  /s/ DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact



(Power of Attorney is contained in Exhibit 9 of this Post-Effective Amendment No. 13 to the Registration Statement of Pacific Select Separate Account, File No. 33-14032.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Pacific Mutual Life Insurance Company certifies that it meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 22nd day of March, 1996.


                                         PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                                     (Registrant)



                                    BY:
                                        ---------------------------------------
                                        Thomas C. Sutton*
                                        Chairman & Chief Executive Officer


*BY:  /s/ DAVID R. CARMICHAEL
      David R. Carmichael
      as attorney-in-fact



(Power of Attorney is contained in Exhibit 9 of this Post-Effective Amendment No. 13 to the Registration Statement of Pacific Select Separate Account, File No. 33-14032.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                           Title                           Date

                            Director, Chairman of the Board    March 22, 1996
--------------------------  and Chief Executive Officer
Thomas C. Sutton*

                            Director and President             March 22, 1996
--------------------------
Glenn S. Schafer*

                            Controller                         March 22, 1996
--------------------------
Edward Byrd*

                            Director and Chairman Emeritus     March 22, 1996
--------------------------
Harry G. Bubb*

                            Director                           March 22, 1996
--------------------------
Richard M. Ferry*

                            Director                           March 22, 1996
--------------------------
Donald E. Guinn*

                            Director                           March 22, 1996
--------------------------
Ignacio E. Lozano, Jr.*

                            Director                           March 22, 1996
--------------------------
Charles A. Lynch*

                            Director                           March 22, 1996
--------------------------
Dr. Allen W. Mathies, Jr.*

                              Director                      March 22, 1996
--------------------------
Charles D. Miller*


                              Director                      March 22, 1996
--------------------------
Donn B. Miller*


                              Director                      March 22, 1996
--------------------------
Jacqueline C. Morby


                              Director                      March 22, 1996
--------------------------
J. Fernando Niebla*


                              Director                      March 22, 1996
--------------------------
Susan Westerberg Prager*


                              Director                      March 22, 1996
--------------------------
Richard M. Rosenberg


                              Director                      March 22, 1996
--------------------------
James R. Ukropina*


                              Director                      March 22, 1996
--------------------------
Raymond L. Watson*


*BY:  /s/ DAVID R. CARMICHAEL                               March 22, 1996
      David R. Carmichael
      as attorney-in-fact



(Power of Attorney is contained in Exhibit 9 of this Post-Effective Amendment No. 13 to the Registration Statement of Pacific Select Separate Account, File No. 33-14032.)